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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2013 through December 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Bond Fund

--------------------------------------------------------------------------------
                        Semiannual Report | December 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOBX
                        Class B     PBOBX
                        Class C     PCYBX
                        Class K     PBFKX
                        Class R     PBFRX
                        Class Y     PICYX
                        Class Z     PIBZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          70

Notes to Financial Statements                                                 81

Approval of Investment Advisory Agreement                                     92

Trustees, Officers and Service Providers                                      97

                              Pioneer Bond Fund | Semiannual Report | 12/31/13 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of 7% growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*  Dividends are not guaranteed.

2 Pioneer Bond Fund | Semiannual Report | 12/31/13

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              Pioneer Bond Fund | Semiannual Report | 12/31/13 3

Portfolio Management Discussion | 12/31/13

Domestic fixed-income sectors produced mixed results during the six-month period ended December 31, 2013, as rising interest rates resulted in price declines for many securities. At the same time, a strengthening economy helped to produce positive performance by corporate bonds and other credit-sensitive securities. In the following interview, Kenneth J. Taubes reviews the market environment and the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund, along with Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2013?

A Pioneer Bond Fund's Class A shares returned 1.47% at net asset value during the six-month period ended December 31, 2013, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 0.43%. During the same period, the average return of the 1,100 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 0.91%, and the average return of the 63 mutual funds in Lipper's Corporate Debt, A-rated Funds category was 1.18%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended December 31, 2013?

A Interest rates continued to rise during the period, although not as dramatically as they had in May and June of 2013, when market expectations grew that the Federal Reserve (the Fed) soon would begin gradually reducing the levels of some of its monetary stimulus, particularly its quantitative easing (QE) bond-purchasing program. The increase in rates exerted downward pressure on prices in the market, as bond prices tend to decline when interest rates rise. During the six-month period, negative returns were produced by many higher-quality and longer-duration securities, particularly Treasuries and government agency bonds, as the yield on Five-year Treasuries rose by 35 basis points (0.35%) during the period, while 10-year Treasury yields rose by 54 basis points (0.54%). (Duration is a measure of a security's or portfolio's price-sensitivity to changes in interest rates.)

    While the trend of increasing rates affected most parts of the bond market, rates on shorter-maturity instruments remained stable. Securities with maturities of one-to-two years showed very little change as the Fed kept the

4 Pioneer Bond Fund | Semiannual Report | 12/31/13 influential Fed funds rate within the historically low range of 0% to 0.25%, where it has been for more than five years. While rates rose on securities with longer and intermediate maturities and the yield curve (which reflects the difference in yields between longer and shorter maturity securities) steepened, many benchmarks for fixed-income asset classes posted negative returns for the full six-month period, as the yields on the bonds failed to compensate for the declines in their prices. In this environment, portfolios with longer maturities tended to underperform relative to those with shorter maturities, which showed more price stability.

    The story was somewhat different, however, in the more credit-sensitive sectors. The domestic economy showed steady, albeit slow, improvement during the period as new jobs were created, consumer spending expanded, the housing industry improved and corporate earnings rose. The improving economic backdrop inspired confidence in the outlook for corporate profits in general, and credit-sensitive securities, like corporate bonds, tended to outperform higher-rated securities such as Treasuries and government agency debt that had little or no credit exposure but greater price-sensitivity to the changing interest-rate environment.

Q Which of your investment strategies had the biggest effect on the Fund's benchmark-relative returns during the six-month period ended December 31, 2013?

A The Fund outperformed both the Barclays Index benchmark and its Lipper and Morningstar peers during the period because of favorable sector allocation, good portfolio positioning with respect to interest-rate risk, and successful security selection.

    With regard to sector allocation, the Fund was overweight in credit-sensitive securities, notably investment-grade and high-yield corporate bonds, non-government asset-backed debt, and floating-rate bank loans. Conversely, we significantly underweighted the portfolio to Treasuries and government agency debt, including agency mortgages. The Fund's allocation stance helped performance as the domestic economy improved, confidence in credit sectors increased, and the yield spreads between lower-rated bonds and higher-rated bonds narrowed (yield or credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). Those factors combined to drive significant outperformance by lower-rated, credit-sensitive securities during the period.

    To account for interest-rate risk, on average, we kept the overall duration of the Fund's investments significantly shorter - by almost one year - than that of the Barclays Index benchmark. As interest rates rose, the shorter-duration positioning left the Fund's portfolio less vulnerable to price loss than would a longer-duration position.

                              Pioneer Bond Fund | Semiannual Report | 12/31/13 5

    Finally, the Fund experienced good security selection results among its positions in credit-sensitive securities.

    On the negative side, the Fund's holdings of municipal bonds, an asset class that had a rough year in 2013, slightly underperformed during the six-month period.

    As of December 31, 2013, the Fund had an effective duration of 4.72 years. Investment-grade corporate bonds issued by domestic institutions represented the portfolio's largest concentration as of period end, at roughly 25% of net assets. Non-agency mortgage-backed securities and commercial mortgage-backed securities combined to account for around 18% of the Fund's net assets, while asset-backed securities represented more than 8% of net assets. Floating-rate bank loans accounted for just over 5% of the portfolio's net assets, while more than 17% of net assets were invested in a combination of Treasuries, government agency bonds and agency-backed mortgages.

Q Which individual securities had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended December 31, 2013?

A The greatest support for the Fund's returns during the period came from corporate debt holdings. Several portfolio holdings in the financials sector stood out, including securities issued by asset managers Carlyle Group and KKR. The debt of both companies fared well as they each benefited from rising prices in real estate and the capital markets. Also in the financials sector, securities issued by XL Capital, an insurance company, and by Aviation Capital, an airline leasing company, also outperformed during the period and aided the Fund's performance. Elsewhere, the Fund benefited from the performance of securities issued by Masco, a manufacturer and distributor of home building products, and by ArcelorMittal, a Luxembourg-based mining and steel company.

Q Did you employ any derivative strategies during the six-month period ended December 31, 2013?

A Yes, we invested the portfolio in some Treasury futures in an attempt to reduce the Fund's exposure to interest-rate risk. The use of Treasury futures had a positive impact on results.

6 Pioneer Bond Fund | Semiannual Report | 12/31/13

Q   What is your investment outlook?

A We expect the domestic economy to continue to improve, with gross domestic growth (GDP) in 2014 outpacing 2013. One important factor should be a broadening of support for economic growth. In 2013, growth came principally from the private sector, but in 2014 we expect that spending by state and local governments - whose tax collections and overall finances have improved as the economy has recovered - will begin contributing positively to GDP expansion. Even the U.S. government, whose spending was limited during the past year by budget "sequestration" and other restrictions, should become less of a drag on the overall economy given the bipartisan budget agreement in December that eased back on the sequestration cuts.

    The U.S. economy has become more competitive in the global marketplace as a weakened U.S. dollar and improved access to energy sources has led to increased exports and a comeback by domestic manufacturers. We believe growth trends are likely to persist, even as the Fed begins tapering its QE program in January by cutting back on the pace of its monthly bond purchases. Given the economy's positive momentum, we don't think the Fed's tapering of QE will be a significant restriction on growth. We think the tapering is more akin to easing up on the gas pedal than putting on the brakes.

    As interest rates have risen during the past year and the yield curve has steepened, valuations of longer-maturity fixed-income securities have become more attractive, with 10-year Treasuries approaching a yield of 3% and longer-maturity Treasuries approaching 4% yields. At current levels, longer-term bonds no longer have negative real yields (yields adjusted for inflation). In contrast, intermediate- and short-maturity securities continue to have negative yields.

    As we enter 2014, we expect to continue to keep the Fund's portfolio defensively positioned, but we may add exposure to longer-maturity securities. With the economic expansion persisting, we believe that the corporate sector and credit-sensitive securities generally offer attractive opportunities, although we think government agency mortgages may become more attractive.

    Overall, we anticipate keeping the portfolio overweight in credit-sensitive debt, at least early in the year.

                              Pioneer Bond Fund | Semiannual Report | 12/31/13 7

Please refer to the Schedule of Investments on pages 20-69 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Bond Fund | Semiannual Report | 12/31/13

Portfolio Summary | 12/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                       25.9%
Collateralized Mortgage Obligations                        19.6%
U.S. Government Securities                                 15.8%
International Corporate Bonds                              12.2%
Asset Backed Securities                                     8.7%
Municipal Bonds                                             8.2%
Senior Secured Loans                                        5.4%
U.S. Preferred Stocks                                       2.3%
Convertible Corporate Bonds                                 0.8%
Warrants                                                    0.5%
Convertible Preferred Stocks                                0.4%
International Preferred Stocks                              0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                        26.3%
AA                                                         10.0%
A                                                          16.0%
BBB                                                        30.7%
BB                                                          9.8%
B                                                           3.7%
CCC                                                         0.7%
Not Rated                                                   2.1%
Cash Equivalent                                             0.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Government National Mortgage Association I, 5.5%, 4/15/19                 5.09%
-------------------------------------------------------------------------------------
  2.  Fannie Mae, 3.0%, 8/1/42                                                  1.57
-------------------------------------------------------------------------------------
  3.  Fannie Mae, 4.5%, 1/1/42                                                  1.02
-------------------------------------------------------------------------------------
  4.  U.S. Treasury Bonds, 4.5%, 8/15/39                                        0.71
-------------------------------------------------------------------------------------
  5.  U.S. Treasury Bonds, 4.5%, 5/15/38                                        0.66
-------------------------------------------------------------------------------------
  6.  U.S. Treasury Bonds, 4.25%, 5/15/39                                       0.57
-------------------------------------------------------------------------------------
  7.  U.S. Treasury Bonds, 2.875%, 5/15/43                                      0.57
-------------------------------------------------------------------------------------
  8.  Goldman Sachs Capital II, Floating Rate Note (Perpetual)                  0.55
-------------------------------------------------------------------------------------
  9.  Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36   0.51
-------------------------------------------------------------------------------------
 10.  Fannie Mae, 3.0%, 9/1/42                                                  0.49
-------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/13 9

Prices and Distributions | 12/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                       12/31/13                    6/30/13
--------------------------------------------------------------------------------
             A                           $9.60                      $9.67
--------------------------------------------------------------------------------
             B                           $9.54                      $9.61
--------------------------------------------------------------------------------
             C                           $9.49                      $9.57
--------------------------------------------------------------------------------
             K                           $9.60                      $9.67
--------------------------------------------------------------------------------
             R                           $9.68                      $9.76
--------------------------------------------------------------------------------
             Y                           $9.51                      $9.58
--------------------------------------------------------------------------------
             Z                           $9.62                      $9.70
--------------------------------------------------------------------------------

Distributions per Share: 7/1/13-12/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term        Long-Term
        Class             Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A              $0.2115                $   --          $   --
--------------------------------------------------------------------------------
          B              $0.1601                $   --          $   --
--------------------------------------------------------------------------------
          C              $0.1676                $   --          $   --
--------------------------------------------------------------------------------
          K              $0.2255                $   --          $   --
--------------------------------------------------------------------------------
          R              $0.1936                $   --          $   --
--------------------------------------------------------------------------------
          Y              $0.2182                $   --          $   --
--------------------------------------------------------------------------------
          Z              $0.2217                $   --          $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

10 Pioneer Bond Fund | Semiannual Report | 12/31/13

Performance Update | 12/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          Net Asset        Public Offering
Period                    Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
10 Years                  5.34%            4.85%
5 Years                   8.12             7.13
1 Year                    0.49            -4.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          1.01%            0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $  9550.00               $ 10000.00
12/31/2004                $ 10095.00               $ 10434.00
12/31/2005                $ 10344.00               $ 10687.00
12/31/2006                $ 10711.00               $ 11150.00
12/31/2007                $ 11363.00               $ 11927.00
12/31/2008                $ 10868.00               $ 12552.00
12/31/2009                $ 12792.00               $ 13297.00
12/31/2010                $ 13999.00               $ 14166.00
12/31/2011                $ 14710.00               $ 15277.00
12/31/2012                $ 15984.00               $ 15921.00
12/31/2013                $ 16061.00               $ 15599.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 11

Performance Update | 12/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  4.31%            4.31%
5 Years                   7.01             7.01
1 Year                   -0.48            -4.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          2.05%            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 10000.00               $ 10000.00
12/31/2004                $ 10482.00               $ 10434.00
12/31/2005                $ 10633.00               $ 10687.00
12/31/2006                $ 10912.00               $ 11150.00
12/31/2007                $ 11475.00               $ 11927.00
12/31/2008                $ 10866.00               $ 12552.00
12/31/2009                $ 12669.00               $ 13297.00
12/31/2010                $ 13710.00               $ 14166.00
12/31/2011                $ 14272.00               $ 15277.00
12/31/2012                $ 15322.00               $ 15921.00
12/31/2013                $ 15249.00               $ 15599.00

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Semiannual Report | 12/31/13

Performance Update | 12/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  4.41%            4.41%
5 Years                   7.15             7.15
1 Year                   -0.41            -0.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 10000                  $ 10000
12/31/2004                $ 10492                  $ 10434
12/31/2005                $ 10648                  $ 10687
12/31/2006                $ 10921                  $ 11150
12/31/2007                $ 11502                  $ 11927
12/31/2008                $ 10899                  $ 12552
12/31/2009                $ 12712                  $ 13297
12/31/2010                $ 13780                  $ 14166
12/31/2011                $ 14356                  $ 15277
12/31/2012                $ 15457                  $ 15921
12/31/2013                $ 15393                  $ 15599

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 13

Performance Update | 12/31/13                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  5.37%            5.37%
5 Years                   8.19             8.19
1 Year                    0.89             0.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 10000                  $ 10,000
12/31/2004                $ 10571                  $ 10,434
12/31/2005                $ 10831                  $ 10,687
12/31/2006                $ 11216                  $ 11,150
12/31/2007                $ 11899                  $ 11,927
12/31/2008                $ 11380                  $ 12,552
12/31/2009                $ 13394                  $ 13,297
12/31/2010                $ 14659                  $ 14,166
12/31/2011                $ 15403                  $ 15,277
12/31/2012                $ 16721                  $ 15,921
12/31/2013                $ 16871                  $ 15,599

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Semiannual Report | 12/31/13

Performance Update | 12/31/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  4.99%            4.99%
5 Years                   7.71             7.71
1 Year                    0.11             0.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          1.35%            1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 10000                  $ 10,000
12/31/2004                $ 10562                  $ 10,434
12/31/2005                $ 10785                  $ 10,687
12/31/2006                $ 11141                  $ 11,150
12/31/2007                $ 11806                  $ 11,927
12/31/2008                $ 11231                  $ 12,552
12/31/2009                $ 13175                  $ 13,297
12/31/2010                $ 14372                  $ 14,166
12/31/2011                $ 15046                  $ 15,277
12/31/2012                $ 16261                  $ 15,921
12/31/2013                $ 16279                  $ 15,599

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 15

Performance Update | 12/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  5.66%            5.66%
5 Years                   8.36             8.36
1 Year                    0.66             0.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 5000000                $ 5,000,000
12/31/2004                $ 5317401                $ 5,216,930
12/31/2005                $ 5464957                $ 5,343,652
12/31/2006                $ 5682750                $ 5,575,213
12/31/2007                $ 6051561                $ 5,963,623
12/31/2008                $ 5806117                $ 6,276,112
12/31/2009                $ 6848444                $ 6,648,338
12/31/2010                $ 7516395                $ 7,083,233
12/31/2011                $ 7917778                $ 7,638,678
12/31/2012                $ 8616708                $ 7,960,664
12/31/2013                $ 8673367                $ 7,799,542

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Semiannual Report | 12/31/13

Performance Update | 12/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
10 Years                  5.52%            5.52%
5 Years                   8.40             8.40
1 Year                    0.69             0.69
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
                          Gross            Net
--------------------------------------------------------------------------------
                          0.87%            0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund        Barclays Aggregate Bond Index
12/31/2003                $ 10000                  $ 10,000
12/31/2004                $ 10571                  $ 10,434
12/31/2005                $ 10831                  $ 10,687
12/31/2006                $ 11216                  $ 11,150
12/31/2007                $ 11928                  $ 11,927
12/31/2008                $ 11438                  $ 12,552
12/31/2009                $ 13538                  $ 13,297
12/31/2010                $ 14832                  $ 14,166
12/31/2011                $ 15616                  $ 15,277
12/31/2012                $ 17000                  $ 15,921
12/31/2013                $ 17117                  $ 15,599

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2013 through December 31, 2013.

-----------------------------------------------------------------------------------------------------------
Share Class                   A           B           C           K           R           Y           Z
-----------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 7/1/13
-----------------------------------------------------------------------------------------------------------
Ending Account            $1,014.70   $1,009.40   $1,009.20   $1,016.20   $1,011.70   $1,015.60   $1,014.70
Value (after expenses)
on 12/31/13
-----------------------------------------------------------------------------------------------------------
Expenses Paid             $    4.32   $    9.62   $    8.66   $    4.07   $    6.34   $    3.35   $    3.30
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.71%, 0.80%, 1.25%, 0.66%, and 0.65% for Class A, Class B, Class C,
    Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013 through December 31, 2013.

-----------------------------------------------------------------------------------------------------------
Share Class                   A           B           C           K           R           Y           Z
-----------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 7/1/13
-----------------------------------------------------------------------------------------------------------
Ending Account            $1,020.92   $1,015.63   $1,016.59   $1,021.17   $1,018.90   $1,021.88   $1,021.93
Value (after expenses)
on 12/31/13
-----------------------------------------------------------------------------------------------------------
Expenses Paid             $    4.33   $    9.65   $    8.69   $    4.08   $    6.36   $    3.36   $    3.31
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.71%, 0.80%, 1.25%, 0.66%, and 0.65% for Class A, Class B, Class C,
    Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 19

Schedule of Investments | 12/31/13 (unaudited)

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          CONVERTIBLE CORPORATE
                                          BONDS -- 0.8%
                                          HEALTH CARE EQUIPMENT &
                                          SERVICES -- 0.4%
                                          Health Care Services -- 0.0%+
       766,000                    B+/B2   Omnicare, Inc., 3.25%, 12/15/35           $     818,662
-------------------------------------------------------------------------------------------------
                                          Managed Health Care -- 0.4%
     4,090,000                    A-/NR   WellPoint, Inc., 2.75%, 10/15/42          $   5,536,838
                                                                                    -------------
                                          Total Health Care Equipment
                                          & Services                                $   6,355,500
-------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS &
                                          SEMICONDUCTOR EQUIPMENT -- 0.4%
                                          Semiconductors -- 0.4%
     4,725,000                    A-/NR   Intel Corp., 2.95%, 12/15/35              $   5,292,000
                                                                                    -------------
                                          Total Semiconductors &
                                          Semiconductor Equipment                   $   5,292,000
-------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE
                                          CORPORATE BONDS
                                          (Cost $9,553,849)                         $  11,647,500
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------
                                          PREFERRED STOCKS -- 2.6%
                                          BANKS -- 1.0%
                                          Diversified Banks -- 0.6%
        64,000       6.50       A-/Baa1   US Bancorp, Floating Rate
                                          Note (Perpetual)                          $   1,683,200
       235,000       6.00       A-/Baa1   US Bancorp, Floating Rate
                                          Note (Perpetual)                              6,431,950
                                                                                    -------------
                                                                                    $   8,115,150
-------------------------------------------------------------------------------------------------
                                          Regional Banks -- 0.4%
        85,000                 BBB/Baa2   BB&T Corp., 5.625% (Perpetual)            $   1,729,750
        28,000       6.25         A-/NR   CoBank ACB, Floating Rate Note
                                          (Perpetual) (144A)                            2,696,750
        43,050       6.62      BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                          Note (Perpetual)                              1,074,958
                                                                                    -------------
                                                                                    $   5,501,458
                                                                                    -------------
                                          Total Banks                               $  13,616,608
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.6%
                                          Other Diversified Financial
                                          Services -- 0.6%
       116,000       7.88       BB+/Ba2   Citigroup Capital XIII, Floating
                                          Rate Note, 10/30/40                       $   3,161,000

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
                 Floating   S&P/Moody's
Shares           Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Other Diversified Financial
                                          Services -- (continued)
       197,000       7.12        BB+/B1   Citigroup, Inc., Floating Rate
                                          Note (Perpetual)                          $   5,110,180
                                                                                    -------------
                                                                                    $   8,271,180
                                                                                    -------------
                                          Total Diversified Financials              $   8,271,180
-------------------------------------------------------------------------------------------------
                                          INSURANCE -- 0.8%
                                          Life & Health Insurance -- 0.3%
       153,800       7.38       BBB-/WR   Delphi Financial Group, Inc., Floating
                                          Rate Note, 5/15/37                        $   3,806,550
-------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.3%
        50,000       5.95      BBB-/Ba1   Aspen Insurance Holdings, Ltd.,
                                          Floating Rate Note (Perpetual)            $   1,133,500
       147,475       5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                          Note, 1/15/53                                 3,555,622
                                                                                    -------------
                                                                                    $   4,689,122
-------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.2%
       900,000       0.00         NR/NR   Altair Re III, Floating Rate Note,
                                          6/30/16 (Cat Bond)                        $     900,000
     1,250,000       0.00         NR/NR   Altair Re, Floating Rate Note,
                                          4/30/16 (Cat Bond)                            1,375,250
       950,000                    NR/NR   Pangaea Re, 10/1/15 (d)
                                          (Cat Bond)                                    1,020,994
                                                                                    -------------
                                                                                    $   3,296,244
                                                                                    -------------
                                          Total Insurance                           $  11,791,916
-------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Electric Utilities -- 0.2%
       164,000                  BB+/Ba1   PPL Capital Funding, Inc.,
                                          5.9%, 4/30/73                             $   3,406,280
                                                                                    -------------
                                          Total Utilities                           $   3,406,280
-------------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $37,656,062)                        $  37,085,984
-------------------------------------------------------------------------------------------------
                                          CONVERTIBLE PREFERRED
                                          STOCKS -- 0.4%
                                          BANKS -- 0.4%
                                          Diversified Banks -- 0.4%
         5,610                BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)       $   6,199,050
                                                                                    -------------
                                          Total Banks                               $   6,199,050
-------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE
                                          PREFERRED STOCKS
                                          (Cost $5,839,986)                         $   6,199,050
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 21

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 8.6%
                                          MATERIALS -- 1.7%
                                          Diversified Metals & Mining -- 0.1%
       618,197                    NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28 $            628,654
       324,820                BBB+/Baa1   Lehman ABS Manufactured Housing
                                          Contract Trust 2001-B, 5.873%,
                                          4/15/40                                         344,054
                                                                                    -------------
                                                                                    $     972,708
-------------------------------------------------------------------------------------------------
                                          Precious Metals & Minerals -- 0.2%
       628,918       6.50      BB+/Baa2   ACE Securities Corp. Manufactured
                                          Housing Trust Series 2003-MH1,
                                          Floating Rate Note, 8/15/30 (144A)        $     629,786
     1,231,387       6.50       BBB+/A2   ACE Securities Corp. Manufactured
                                          Housing Trust Series 2003-MH1,
                                          Floating Rate Note, 8/15/30 (144A)            1,280,862
       700,000                   NR/Ba2   Credit-Based Asset Servicing and
                                          Securitization LLC, 5.63098%,
                                          10/25/36 (Step) (144A)                          681,843
       772,021                     A/NR   Mid-State Capital Trust 2010-1,
                                          5.25%, 12/15/45 (144A)                          801,564
                                                                                    -------------
                                                                                    $   3,394,055
-------------------------------------------------------------------------------------------------
                                          Steel -- 1.4%
     1,721,866       0.43      BB+/Baa3   Aegis Asset Backed Securities Trust
                                          2005-5, Floating Rate Note, 12/25/35      $   1,607,824
     1,462,628                  AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                          Trust 2006-A, 5.865%, 2/28/41 (Step)          1,519,441
     1,486,142       0.62        AA/Aa2   Bayview Financial Mortgage Pass-Through
                                          Trust Series 2005-B, Floating Rate
                                          Note, 4/28/39                                 1,454,805
     2,332,812       0.66        A+/Ba3   Bear Stearns Asset Backed Securities I
                                          Trust 2005-FR1, Floating Rate Note,
                                          6/25/35                                       2,283,900
       241,927       0.43        AA+/A1   Citigroup Mortgage Loan Trust
                                          2006-HE1, Floating Rate Note,
                                          1/25/36                                         239,950
     2,965,594       0.56       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                          Note, 9/25/35                                 2,894,817
     1,248,744       0.41         B+/B3   GSAA Home Equity Trust 2005-11,
                                          Floating Rate Note, 10/25/35                  1,244,423
        51,289       0.57       AAA/Aaa   Home Equity Asset Trust 2005-5,
                                          Floating Rate Note, 11/25/35                     51,254
       478,325       0.54         A+/A2   Home Equity Asset Trust 2005-7,
                                          Floating Rate Note, 1/25/36                     459,584
     1,670,532       1.37        A+/Aa2   HSBC Home Equity Loan Trust USA
                                          2007-3, Floating Rate Note, 11/20/36          1,657,821

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Steel -- (continued)
       948,394                  NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                          5.32%, 6/25/35 (Step)                     $     925,920
       483,937       0.86        AA+/A2   Irwin Whole Loan Home Equity Trust
                                          2005-C, Floating Rate Note, 3/25/25             444,360
       458,213       0.31       B-/Caa2   Nationstar Home Equity Loan Trust
                                          2007-A, Floating Rate Note, 3/25/37             430,040
       908,073       0.86       AAA/Aaa   New Century Home Equity Loan Trust
                                          2005-1, Floating Rate Note, 3/25/35             884,972
       771,441       1.10        AA+/A1   Terwin Mortgage Trust Series TMTS
                                          2003-8HE, Floating Rate Note,
                                          12/25/34                                        751,144
     2,792,862                   AA-/A2   Terwin Mortgage Trust Series TMTS
                                          2005-16HE, 4.466154%,
                                          9/25/36 (Step)                                2,915,634
                                                                                    -------------
                                                                                    $  19,765,889
                                                                                    -------------
                                          Total Materials                           $  24,132,652
-------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Railroads -- 0.1%
     1,611,039                     A/NR   Trinity Rail Leasing LP, 2.266%,
                                          1/15/43 (144A)                            $   1,582,537
                                                                                    -------------
                                          Total Transportation                      $   1,582,537
-------------------------------------------------------------------------------------------------
                                          AUTOMOBILES &
                                          COMPONENTS -- 0.3%
                                          Automobile Manufacturers -- 0.3%
       500,000                   NR/Aa1   AmeriCredit Automobile Receivables
                                          Trust 2011-3, 4.04%, 7/10/17              $     520,644
       800,000                    A+/NR   AmeriCredit Automobile Receivables
                                          Trust 2013-1, 1.57%, 1/8/19                     791,582
         6,822                   AA-/NR   Santander Drive Auto Receivables
                                          Trust 2011-S2, 3.35%,
                                          6/15/17 (144A)                                    6,836
     1,450,000                   AA/Aaa   Santander Drive Auto Receivables
                                          Trust 2012-1, 3.78%, 11/15/17                 1,499,180
       850,000                    A/Aa1   Santander Drive Auto Receivables
                                          Trust 2012-5, 2.7%, 8/15/18                     873,131
                                                                                    -------------
                                                                                    $   3,691,373
                                                                                    -------------
                                          Total Automobiles & Components            $   3,691,373
-------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.2%
                                          Hotels, Resorts & Cruise Lines -- 0.2%
     1,315,767                     A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                          1/20/25 (144A)                            $   1,326,043
     1,425,511                    NR/NR   Westgate Resorts 2012-A LLC,
                                          2.25%, 8/20/25 (144A)                         1,427,293

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 23

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Hotels, Resorts & Cruise
                                          Lines -- (continued)
       362,878                     A/NR   Westgate Resorts LLC, 2.5%,
                                          3/20/25 (144A)                            $     364,351
                                                                                    -------------
                                                                                    $   3,117,687
                                                                                    -------------
                                          Total Consumer Services                   $   3,117,687
-------------------------------------------------------------------------------------------------
                                          FOOD & STAPLES RETAILING -- 0.3%
                                          Food Retail -- 0.3%
     3,879,855                  BBB-/NR   CKE Restaurant Holdings, Inc.,
                                          4.474%, 3/20/43 (144A)                    $   3,875,447
                                                                                    -------------
                                          Total Food & Staples Retailing            $   3,875,447
-------------------------------------------------------------------------------------------------
                                          BANKS -- 3.9%
                                          Diversified Banks -- 0.0%+
        48,351       0.25        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                          Securities 2007-2 Trust, Floating
                                          Rate Note, 4/25/37                        $      48,274
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 3.9%
       452,549       0.34       BB+/Ba3   ACE Securities Corp. Home Equity
                                          Loan Trust Series 2006-ASAP2,
                                          Floating Rate Note, 3/25/36               $     440,600
       263,296                     A/NR   Beacon Container Finance LLC,
                                          3.72%, 9/20/27 (144A)                           263,735
     1,368,320       0.65         A+/NR   Bear Stearns Asset Backed Securities
                                          Trust 2006-SD2, Floating Rate
                                          Note, 6/25/36                                 1,345,424
       301,397       0.90         AA/A3   Carrington Mortgage Loan Trust
                                          Series 2005-NC1, Floating Rate
                                          Note, 2/25/35                                   299,189
       144,677       0.56        AA+/A1   Carrington Mortgage Loan Trust
                                          Series 2005-NC4, Floating Rate
                                          Note, 9/25/35                                   142,368
     2,133,024                   BB-/B1   Citicorp Residential Mortgage Trust
                                          Series 2006-1, 5.939%,
                                          7/25/36 (Step)                                2,126,712
       340,537                    B+/B2   Citicorp Residential Mortgage Trust
                                          Series 2006-2, 5.775%,
                                          9/25/36 (Step)                                  345,874
     2,231,641                    B-/B1   Citicorp Residential Mortgage Trust
                                          Series 2006-3, 5.703%,
                                          11/25/36 (Step)                               2,225,995
     1,421,584                    B-/B2   Citicorp Residential Mortgage Trust
                                          Series 2007-1, 5.892%,
                                          3/25/37 (Step)                                1,398,485
     1,133,830       1.21      BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 12/25/34                  1,125,773
     1,935,480       5.07       BB+/Ba3   Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 2/25/36                   2,004,964

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     1,618,750                     A/NR   Cronos Containers Program, Ltd.,
                                          3.81%, 9/18/27 (144A)                     $   1,620,524
       393,536                 BBB/Baa2   Drug Royalty II LP 1, 4.474%,
                                          1/15/25 (144A)                                  400,227
       236,122       4.24      BBB/Baa2   Drug Royalty II LP 1, Floating Rate
                                          Note, 1/15/25 (144A)                            241,151
         4,237       1.16      BBB/Baa1   Ellington Loan Acquisition Trust
                                          2007-1, Floating Rate Note,
                                          5/26/37 (144A)                                    4,236
         2,839       0.96      BBB/Baa1   Ellington Loan Acquisition Trust
                                          2007-1, Floating Rate Note,
                                          5/27/37 (144A)                                    2,838
       121,632       1.24        AAA/NR   First Franklin Mortgage Loan Trust
                                          2004-FF10, Floating Rate
                                          Note, 9/25/34                                   121,333
       700,543                   AAA/NR   First Investors Auto Owner Trust
                                          2012-2, 1.47%, 5/15/18 (144A)                   704,192
     1,200,000                     A/NR   First Investors Auto Owner Trust
                                          2013-1, 2.02%, 1/15/19 (144A)                 1,178,512
     2,599,330                     A/NR   FRS I LLC, 3.08%, 4/15/43 (144A)              2,538,524
     1,444,746                    NR/NR   GMAT Trust, 3.9669%,
                                          8/25/53 (Step)                                1,443,081
       804,334       0.91       AA+/Ba1   GSAMP Trust 2005-HE1, Floating
                                          Rate Note, 12/25/34                             789,147
       241,427       0.81        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                          Rate Note, 3/25/35                              239,183
     1,715,626       1.51     BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                          Floating Rate Note, 6/25/33                   1,635,986
     1,095,198       0.46       A+/Baa1   GSRPM Mortgage Loan Trust 2006-2,
                                          Floating Rate Note, 9/25/36 (144A)            1,021,598
     1,150,000                     A/NR   HLSS Servicer Advance Receivables
                                          Backed Notes, 1.6443%,
                                          1/15/44 (144A)                                1,150,000
     1,620,000                    AA/NR   HLSS Servicer Advance Receivables
                                          Backed Notes, 1.7436%,
                                          1/16/46 (144A)                                1,622,106
       800,000                   BBB/NR   HLSS Servicer Advance Receivables
                                          Backed Notes, 2.487%,
                                          1/15/44 (144A)                                  800,240
       224,000                     A/NR   HLSS Servicer Advance Receivables
                                          Backed Notes, 3.96%,
                                          10/15/45 (144A)                                 229,152
     2,687,086                    NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                          5/15/18 (144A)                                2,687,086
     1,317,973                   BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                          1/25/43 (144A)                                1,310,463

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 25

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     1,326,000                   NR/Aaa   Leaf Receivables Funding 8 LLC,
                                          1.55%, 11/15/17 (144A)                    $   1,333,028
     2,203,000                   NR/Aa2   Leaf Receivables Funding 8 LLC,
                                          1.92%, 9/15/20 (144A)                         2,210,975
     2,079,439       0.41        A+/Aa1   Lehman Brothers Small Balance
                                          Commercial, Floating Rate Note,
                                          2/25/30 (144A)                                1,916,461
     1,660,149       2.41         A+/A3   Madison Avenue Manufactured
                                          Housing Contract Trust 2002-A,
                                          Floating Rate Note, 3/25/32                   1,658,647
     1,087,000                   AAA/NR   Nationstar Mortgage Advance
                                          Receivables Trust 2013-T2, 1.679%,
                                          6/20/46 (144A)                                1,085,348
       654,721       5.91         AA/A3   Origen Manufactured Housing
                                          Contract Trust 2004-A, Floating
                                          Rate Note, 1/15/35                              696,104
       460,477       5.46       AAA/Aa3   Origen Manufactured Housing
                                          Contract Trust 2004-B, Floating
                                          Rate Note, 11/15/35                             476,210
       250,352                    NR/A2   Oxford Finance Funding Trust
                                          2012-1, 3.9%, 3/15/17 (144A)                    252,856
       526,376       0.87       AAA/Aaa   PFS Financing Corp., Floating Rate
                                          Note, 10/17/16 (144A)                           526,620
       775,712       1.67          A/NR   PFS Financing Corp., Floating Rate
                                          Note, 10/17/16 (144A)                           773,725
     1,384,139       0.41        B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                          Rate Note, 2/25/37 (144A)                     1,333,575
       262,647       0.35         B+/B2   RAMP Series 2006-NC1 Trust, Floating
                                          Rate Note, 1/25/36                              256,012
        35,819                    AA/NR   Santander Drive Auto Receivables
                                          Trust 2010-1, 1.89%, 5/15/17 (144A)              35,828
     1,472,072       2.64         A+/B2   SASCO Mortgage Pass-Through
                                          Certificates Series 2004-S4, Floating
                                          Rate Note, 12/25/34                           1,476,543
     1,174,526                    AA/NR   SNAAC Auto Receivables Trust 2013-1,
                                          1.14%, 7/16/18 (144A)                         1,173,580
     1,400,000                     A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                          6/15/17 (144A)                                1,413,160
       296,549                     A/NR   STORE Master Funding LLC, 4.16%,
                                          3/20/43 (144A)                                  295,701
     2,057,026                     A/NR   STORE Master Funding LLC, 5.77%,
                                          8/20/42 (144A)                                2,216,034
     1,715,985       0.36       CCC/Ba3   Structured Asset Investment Loan
                                          Trust 2006-1, Floating Rate
                                          Note, 1/25/36                                 1,659,196

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     3,236,098       0.38       B-/Baa3   Structured Asset Securities Corp
                                          Mortgage Loan Trust 2006-GEL4,
                                          Floating Rate Note,
                                          10/25/36 (144A)                           $   3,122,064
       364,791                  A+/Baa2   Structured Asset Securities Corp.,
                                          4.77%, 10/25/34 (Step)                          371,618
       814,759                    A+/NR   SVO 2012-A VOI Mortgage LLC,
                                          2.0%, 9/20/29 (144A)                            812,396
                                                                                    -------------
                                                                                    $  56,554,379
                                                                                    -------------
                                          Total Banks                               $  56,602,653
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 2.1%
                                          Other Diversified Financial
                                          Services -- 1.0%
     1,900,000                     A/A1   Capital Auto Receivables Asset Trust/
                                          Ally, 1.74%, 10/22/18                     $   1,876,339
     1,105,499                   AA+/NR   DT Auto Owner Trust 2011-1,
                                          4.89%, 1/17/17 (144A)                         1,110,152
       243,811                   AA+/NR   DT Auto Owner Trust 2012-1, 2.26%,
                                          10/16/17 (144A)                                 243,981
       108,512       0.40        AA+/A1   JP Morgan Mortgage Acquisition Corp
                                          2005-OPT2, Floating Rate
                                          Note, 12/25/35                                  108,253
       800,000                    AA/NR   Prestige Auto Receivables Trust 2011-1,
                                          3.9%, 7/16/18 (144A)                            813,983
     2,029,922                    A+/NR   Sierra Timeshare 2012-2 Receivables
                                          Funding LLC, 2.38%, 3/20/29 (144A)            2,050,211
       383,965                    A+/NR   Sierra Timeshare 2012-3 Receivables
                                          Funding LLC, 1.87%, 8/20/29 (144A)              385,279
     2,800,000                     A/NR   Springleaf Funding Trust 2013-A,
                                          2.58%, 9/15/21 (144A)                         2,795,926
       916,667                    A-/NR   Textainer Marine Containers, Ltd.,
                                          4.21%, 4/15/27 (144A)                           923,557
     4,681,803                    NR/NR   Topre Corp. 2013-LTR, 3.47%
                                          11/20/28                                      4,677,458
                                                                                    -------------
                                                                                    $  14,985,139
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.6%
     1,400,000       1.04       AAA/Aaa   Ally Master Owner Trust, Floating
                                          Rate Note, 1/15/16                        $   1,400,356
     3,944,661                BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                          5.216%, 1/25/42 (144A)                        4,181,108
     1,659,000       0.61        NR/Aaa   GE Dealer Floorplan Master Note
                                          Trust, Floating Rate Note, 10/20/17           1,660,357
       450,209                    NR/A2   Hercules Capital Funding Trust 2012-1,
                                          3.32%, 12/16/17 (144A)                          451,897

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 27

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- (continued)
       801,552                   NR/Aaa   JG Wentworth XXII LLC, 3.82%,
                                          12/15/48 (144A)                           $     833,647
                                                                                    -------------
                                                                                    $   8,527,365
-------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.4%
       428,000                  BBB+/NR   American Credit Acceptance
                                          Receivables Trust 2012-2, 4.05%,
                                          2/15/18 (144A)                            $     434,520
     1,087,314                    A+/NR   American Credit Acceptance
                                          Receivables Trust, 1.64%,
                                          11/15/16 (144A)                               1,089,408
     1,131,877                   NR/Aa2   California Republic Auto Receivables
                                          Trust 2012-1, 1.18%, 8/15/17 (144A)           1,130,436
       858,333                     A/NR   Global SC Finance II SRL, 4.11%,
                                          7/19/27 (144A)                                  864,209
       937,285                   NR/Aaa   Santander Drive Auto Receivables
                                          Trust 2011-2, 2.66%, 1/15/16                    942,314
       900,000       0.99       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                          Floating Rate Note, 4/27/26 (144A)              895,640
                                                                                    -------------
                                                                                    $   5,356,527
-------------------------------------------------------------------------------------------------
                                          Asset Management & Custody
                                          Banks -- 0.1%
     1,085,750                     A/NR   Triton Container Finance LLC,
                                          4.21%, 5/14/27 (144A)                     $   1,094,933
-------------------------------------------------------------------------------------------------
                                          Investment Banking &
                                          Brokerage -- 0.0%+
       400,000       1.32        NR/Aa2   Chesapeake Funding LLC, Floating
                                          Rate Note, 5/7/24 (144A)                  $     398,664
                                                                                    -------------
                                          Total Diversified Financials              $  30,362,628
-------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $122,160,497)                       $ 123,364,977
-------------------------------------------------------------------------------------------------
                                          COLLATERALIZED MORTGAGE
                                          OBLIGATIONS -- 19.3%
                                          MATERIALS -- 0.1%
                                          Precious Metals & Minerals -- 0.1%
       552,442       0.86      AA+/Baa3   Credit-Based Asset Servicing and
                                          Securitization LLC, Floating Rate
                                          Note, 5/25/50 (144A)                      $     550,441
                                                                                    -------------
                                          Total Materials                           $     550,441
-------------------------------------------------------------------------------------------------
                                          BANKS -- 13.4%
                                          Diversified Banks -- 0.0%+
       156,962       3.04        NR/Ba3   Banc of America Mortgage 2004-L
                                          Trust, Floating Rate Note, 1/25/35        $     154,930
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 13.4%
     1,750,000                    NR/NR   A10 Securitization 2013-1 LLC, 2.4%,
                                          11/15/25 (144A)                           $   1,744,146
     2,794,000                    NR/NR   A10 Term Asset Financing 2013-2
                                          LLC, 2.62%, 11/15/27 (144A)                   2,780,846
       632,096       0.61        CCC/NR   Alternative Loan Trust 2003-14T1,
                                          Floating Rate Note, 8/25/18                     598,171
     1,310,409                  BBB+/NR   Alternative Loan Trust 2003-21T1,
                                          5.75%, 12/25/33                               1,352,371
       536,198                   BB-/B2   Alternative Loan Trust 2003-J1,
                                          4.75%, 10/25/33                                 546,292
       704,184                   CCC/B2   Alternative Loan Trust 2004-28CB,
                                          5.5%, 1/25/35                                   714,682
       382,620                 BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                          5.125%, 3/25/34                                 384,759
       586,206                  BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                          4.25%, 4/25/34                                  588,564
     3,714,858       0.60       A+/Baa3   Alternative Loan Trust 2005-J4,
                                          Floating Rate Note, 7/25/35                   3,572,037
       790,764                  A+/Baa2   Banc of America Alternative Loan
                                          Trust 2003-2, 5.75%, 4/25/33                    858,660
     1,679,050                  NR/Baa2   Banc of America Alternative Loan
                                          Trust 2003-7, 5.5%, 9/25/33                   1,723,426
       932,469                    NR/B1   Banc of America Alternative Loan
                                          Trust 2004-10, 5.5%, 11/25/19                   943,084
     1,068,975                   NR/Ba3   Banc of America Alternative Loan
                                          Trust 2004-12, 5.5%, 1/25/20                  1,084,902
     1,246,719                    NR/B3   Banc of America Alternative Loan
                                          Trust 2004-2, 5.5%, 3/25/19                   1,277,863
     1,678,157                   NR/Ba2   Banc of America Alternative Loan
                                          Trust 2004-2, 6.0%, 3/25/34                   1,733,831
       839,993                    NR/B2   Banc of America Alternative Loan
                                          Trust 2004-4, 5.25%, 5/25/34                    852,280
     1,522,172                   NR/Ba3   Banc of America Alternative Loan
                                          Trust 2004-6, 5.0%, 7/25/19                   1,549,844
       972,219                  BBB+/NR   Banc of America Funding 2003-3
                                          Trust, 5.5%, 10/25/33                         1,021,469
     1,438,813                   CCC/NR   Banc of America Funding 2005-8
                                          Trust, 5.5%, 1/25/36                          1,409,718
       944,842       0.30         BB-/A   Banc of America Funding 2010-R4
                                          Trust, Floating Rate Note,
                                          8/26/36 (144A)                                  935,567
        24,707       0.26        AAA/NR   Banc of America Funding 2010-R4
                                          Trust, Floating Rate Note,
                                          9/26/46 (144A)                                   24,693
       400,000       1.27        A-/Aaa   Banc of America Large Loan
                                          Trust 2007-BMB1, Floating Rate
                                          Note, 8/15/29 (144A)                            396,870

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 29

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
       710,053       2.77       NR/Baa3   Banc of America Mortgage 2003-H
                                          Trust, Floating Rate Note, 9/25/33        $     711,701
     7,355,951                  NR/Caa2   Bayview Commercial Asset Trust,
                                          3.855%, 9/25/37 (Step) (144A) (c)               441,357
    10,978,485                  NR/Caa2   Bayview Commercial Asset Trust,
                                          4.69517%, 7/25/37 (Step)
                                          (144A) (c)                                      219,570
     1,112,733       3.47         NR/NR   Bayview Opportunity Master Fund IIa
                                          Trust 2012-4NPL, Floating Rate Note,
                                          7/28/32 (144A)                                1,112,399
       579,379       2.98         NR/NR   Bayview Opportunity Master Fund
                                          Trust IIB LP, Floating Rate Note,
                                          1/28/33 (144A)                                  573,238
       313,350       2.50         NR/NR   BCAP LLC 2010-RR10 Trust, Floating
                                          Rate Note, 12/27/34 (144A)                      315,447
     3,320,044       0.76        A+/Ba1   Bear Stearns ALT-A Trust 2004-4,
                                          Floating Rate Note, 6/25/34                   3,110,619
     1,148,292       0.72      AA+/Baa1   Bear Stearns ALT-A Trust 2005-1,
                                          Floating Rate Note, 1/25/35                   1,122,083
     1,124,337       2.35      AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                          Floating Rate Note, 8/25/33                   1,102,579
     1,000,000       5.21        NR/Ba1   Bear Stearns Commercial Mortgage
                                          Securities Trust 2005-PWR7,
                                          Floating Rate Note, 2/11/41                   1,010,490
     2,072,826       0.87      AA+/Baa3   Bella Vista Mortgage Trust 2004-1,
                                          Floating Rate Note, 11/20/34                  1,956,399
       155,185                  A+/Baa1   Chase Mortgage Finance Trust Series
                                          2003-S11, 5.0%, 10/25/33                        157,740
       658,952       2.58        A+/Ba1   CHL Mortgage Pass-Through Trust
                                          2003-56, Floating Rate Note, 12/25/33           655,045
       660,920                  NR/Baa3   CHL Mortgage Pass-Through Trust
                                          2004-9, 5.25%, 6/25/34                          667,359
     1,682,691       0.34        AA/Aaa   Citigroup Commercial Mortgage Trust
                                          2007-FL3, Floating Rate Note,
                                          4/15/22 (144A)                                1,675,193
     1,917,589       1.17        AA+/NR   Citigroup Mortgage Loan Trust 2010-7,
                                          Floating Rate Note, 9/25/37 (144A)            1,876,054
     1,732,465       2.30       BBB-/NR   Citigroup Mortgage Loan Trust, Inc.,
                                          Floating Rate Note, 8/25/34                   1,743,288
     1,000,000       4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                          Rate Note, 7/15/28 (144A)                     1,009,617
       623,626       0.60       BBB+/A2   CNL Commercial Mortgage Loan Trust
                                          2003-2, Floating Rate Note,
                                          10/25/30 (144A)                                 531,270
     1,627,162       0.30        AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                          Floating Rate Note, 12/15/20 (144A)           1,606,905

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     1,118,656       0.35         A+/A1   COMM 2007-FL14 Mortgage Trust,
                                          Floating Rate Note, 6/15/22 (144A)        $   1,106,071
       850,000                   NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                          3.147%, 8/15/45                                 820,870
       450,000                   NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                          3.791%, 8/15/45                                 443,703
       915,000                  AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                          2.436%, 10/15/45                                880,844
     4,000,000                   NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                          4.063%, 12/10/44                              4,049,896
     1,900,000                  AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                          2.941%, 1/10/46                               1,780,095
     3,907,360       2.11        AAA/NR   Commercial Mortgage Pass Through
                                          Certificates, Floating Rate Note,
                                          11/17/26 (144A)                               3,912,385
     1,100,000       1.27        AA-/NR   Extended Stay America Trust
                                          2013-ESH, Floating Rate Note,
                                          12/5/31 (144A)                                1,100,742
       322,966       5.25        NR/Ba1   First Horizon Mortgage Pass-Through
                                          Trust 2004-AR5, Floating Rate
                                          Note, 10/25/34                                  316,343
       475,859       2.65        BB-/B1   First Horizon Mortgage Pass-Through
                                          Trust 2005-AR1, Floating Rate
                                          Note, 4/25/35                                   473,313
       777,435       0.34         A/Aa3   GE Business Loan Trust 2007-1,
                                          Floating Rate Note, 4/16/35 (144A)              703,062
       356,905                   NR/Aaa   GE Capital Commercial Mortgage
                                          Corp., 4.893%, 3/10/40                          357,279
     1,135,539                  BB/Caa3   Global Mortgage Securitization, Ltd.,
                                          5.25%, 4/25/32 (144A)                         1,115,283
     3,375,000                   AAA/NR   GMAC Commercial Mortgage
                                          Securities Inc Series 2004-C3 Trust,
                                          4.864%, 12/10/41                              3,464,012
     1,250,000                   NR/Aaa   GS Mortgage Securities Corp. II,
                                          3.377%, 5/10/45                               1,240,919
     1,000,000                   AA-/NR   GS Mortgage Securities Corp. II,
                                          3.682%, 2/10/46 (144A)                          940,626
       900,000                   NR/Aaa   GS Mortgage Securities Corp. II,
                                          5.56%, 11/10/39                                 986,834
     1,550,000       1.92         NR/A3   GS Mortgage Securities Corp. II,
                                          Floating Rate Note, 11/8/29 (144A)            1,540,440
     1,620,915       2.35         A+/NR   GSR Mortgage Loan Trust 2003-9,
                                          Floating Rate Note, 8/25/33                   1,612,034
       256,557       5.71          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                          Floating Rate Note, 2/25/34                     228,217

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 31

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     2,010,193       2.82         A+/B1   GSR Mortgage Loan Trust 2004-7,
                                          Floating Rate Note, 6/25/34               $   1,956,059
       370,821       2.62       BBB+/NR   GSR Mortgage Loan Trust 2005-AR1,
                                          Floating Rate Note, 1/25/35                     370,273
     2,718,997       0.51       AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                          Floating Rate Note, 6/25/34                   2,631,413
       680,714       0.88      BBB/Baa2   Impac CMB Trust Series 2004-5,
                                          Floating Rate Note, 10/25/34                    645,474
       505,791       0.96       BB+/Ba1   Impac CMB Trust Series 2004-6,
                                          Floating Rate Note, 10/25/34                    478,899
       926,967       0.94      BBB/Baa1   Impac CMB Trust Series 2004-6,
                                          Floating Rate Note, 10/25/34                    865,144
     2,556,029       0.90       BBB+/A3   Impac CMB Trust Series 2004-7,
                                          Floating Rate Note, 11/25/34                  2,406,956
       797,251       0.92         B/Ba3   Impac CMB Trust Series 2004-9,
                                          Floating Rate Note, 1/25/35                     697,881
     2,214,401       0.96       AAA/Aaa   Impac Secured Assets CMN Owner
                                          Trust, Floating Rate Note, 11/25/34           2,126,956
       537,566       0.51       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                          Floating Rate Note, 8/25/36                     521,232
     2,800,000       2.54          A/A2   JP Morgan Chase Commercial
                                          Mortgage Securities Corp., Floating
                                          Rate Note, 10/15/25 (144A)                    2,809,688
       661,881       0.32        AA/Aa3   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2006-LDP9,
                                          Floating Rate Note, 5/15/47                     661,665
     1,600,000                   AAA/NR   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2010-C2,
                                          3.6159%, 11/15/43 (144A)                      1,684,242
     1,350,000                   NR/Aaa   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2011-C5,
                                          4.1712%, 8/15/46                              1,417,682
       900,000       3.98         AA/NR   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2012-C8,
                                          Floating Rate Note, 10/15/45 (144A)             873,644
     1,368,000       3.01        AA-/NR   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2013-ALC,
                                          Floating Rate Note, 7/17/26 (144A)            1,381,618
     1,500,000       1.97         A-/NR   JP Morgan Chase Commercial
                                          Mortgage Securities Trust 2013-FL3,
                                          Floating Rate Note, 4/15/28 (144A)            1,492,402
     1,368,761       2.02       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                          Floating Rate Note, 10/25/33                  1,353,456
     1,127,446       2.49       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                          Floating Rate Note, 10/25/33                  1,109,462
     2,091,874       2.49      AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                          Floating Rate Note, 2/25/34                   2,103,068

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     1,005,968       3.06      AA+/Baa1   JP Morgan Mortgage Trust 2004-A1,
                                          Floating Rate Note, 2/25/34               $     998,779
       267,093       2.84         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                          Floating Rate Note, 5/25/34                     265,655
     1,211,756       2.30      AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                          Floating Rate Note, 12/25/34                  1,200,962
       416,282       2.26      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                          Floating Rate Note, 7/25/35                     412,243
       914,901       3.50        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                          Floating Rate Note, 5/25/43 (144A)              881,481
       572,754       5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust
                                          2002-C4, Floating Rate Note,
                                          10/15/35 (144A)                                 575,218
       400,819                  AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                          2004-C1, 4.568%, 1/15/31                        409,961
        79,775       1.07      BBB+/Aa2   Lehman Brothers Floating Rate
                                          Commercial Mortgage Trust 2007-LLF C5,
                                          Floating Rate Note, 6/15/22 (144A)               79,555
           962       1.01       AAA/Aaa   Lehman Brothers Small Balance
                                          Commercial Mortgage Trust 2007-3
                                          Class 1A2, Floating Rate Note,
                                          10/25/37 (144A)                                     961
       359,480       1.11        A+/Aa1   Lehman Brothers Small Balance
                                          Commercial Mortgage Trust 2007-3
                                          Class 1A4, Floating Rate Note,
                                          10/25/37 (144A)                                 356,784
       589,058       0.41        A+/Aa1   Lehman Brothers Small Balance
                                          Commercial, Floating Rate Note,
                                          9/25/30 (144A)                                  522,728
     1,138,642       5.28         B-/B3   MASTR Adjustable Rate Mortgages
                                          Trust, Floating Rate Note, 1/25/35            1,143,639
     1,002,857                   BB+/NR   MASTR Alternative Loan Trust 2004-10,
                                          5.5%, 10/25/19                                1,028,410
        81,226                   AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                          4.5%, 1/25/15                                    81,244
       278,967                    B+/NR   MASTR Alternative Loan Trust 2004-13,
                                          5.5%, 1/25/35                                   284,612
     2,312,669                    B-/NR   MASTR Alternative Loan Trust 2004-6,
                                          6.0%, 7/25/34                                 2,373,286
     1,651,492                    A+/NR   MASTR Alternative Loan Trust 2005-1,
                                          5.5%, 2/25/35                                 1,652,683
       849,766       6.60         A-/NR   MASTR Seasoned Securitization Trust
                                          2005-1, Floating Rate Note, 9/25/32             888,713
       308,051       2.38        BBB/B1   Merrill Lynch Mortgage Investors Trust
                                          Series 2005-2, Floating Rate
                                          Note, 10/25/35                                  307,840

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 33

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
     1,228,893       0.62       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                          Series MLCC 2004-A, Floating Rate
                                          Note, 4/25/29                             $   1,151,847
     3,499,957       0.44       A+/Baa2   Morgan Stanley Mortgage Loan Trust
                                          2005-6AR, Floating Rate Note,
                                          11/25/35                                      3,383,720
     2,950,000                    NR/NR   Morgan Stanley Re-REMIC Trust
                                          2010-R9, 5.0%, 11/26/36 (144A)                2,980,201
     2,963,682       0.94      AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                          Rate Note, 11/25/34                           2,808,771
     2,554,644       1.37       AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                          Floating Rate Note, 8/25/29 (144A)            2,555,600
       674,771       0.41        BB+/B2   Opteum Mortgage Acceptance Corp
                                          Asset Backed Pass-Through
                                          Certificates 2005-5, Floating Rate
                                          Note, 12/25/35                                  659,266
       577,110                    NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                          12/25/27 (Step) (144A)                          588,455
       459,507                 BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                          1/25/32                                         468,256
       639,319       1.57        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                          9/10/35 (144A)                                  568,290
       390,246                    B-/NR   Residential Asset Securitization Trust
                                          2004-A10, 5.5%, 2/25/35                         396,632
       588,911                   BBB/NR   Residential Asset Securitization Trust
                                          2004-A8, 5.25%, 11/25/34                        600,320
     1,566,983                     B/NR   Residential Asset Securitization Trust
                                          2004-A9, 5.75%, 12/25/34                      1,615,518
     1,362,220                   CCC/NR   Residential Asset Securitization Trust
                                          2005-A9, 5.5%, 7/25/35                        1,323,824
     1,066,854                    NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                          7/25/35                                       1,076,230
     3,155,453       0.83       AA+/Ba1   Sequoia Mortgage Trust 2003-2,
                                          Floating Rate Note, 6/20/33                   3,037,884
     1,449,334       0.79      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                          Floating Rate Note, 9/20/33                   1,422,972
     1,238,960       0.64       AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                          Floating Rate Note, 1/20/35                   1,171,163
     1,468,474       0.39      BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                          Floating Rate Note, 3/20/35                   1,333,069
       801,370       3.00        AAA/NR   Sequoia Mortgage Trust 2013-7,
                                          Floating Rate Note, 6/25/43                     736,764
     1,463,228       2.25        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                          Floating Rate Note, 6/25/43                   1,383,824
       861,377       3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                          Floating Rate Note, 6/25/43                     791,833

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
       195,544                  NR/Baa3   SMA Issuer I LLC, 3.5%,
                                          8/20/25 (144A)                            $     195,968
     2,152,211       2.22        AAA/NR   Springleaf Mortgage Loan Trust
                                          2012-2, Floating Rate Note,
                                          10/25/57 (144A)                               2,192,511
       750,000       3.79         A-/NR   Springleaf Mortgage Loan Trust,
                                          Floating Rate Note, 6/25/58 (144A)              712,813
     4,117,544       0.85      AA+/Baa1   Structured Asset Mortgage
                                          Investments II Trust 2004-AR8,
                                          Floating Rate Note, 5/19/35                   3,995,875
     1,160,447       0.91        A+/Ba1   Structured Asset Mortgage
                                          Investments Trust 2003-AR2,
                                          Floating Rate Note, 12/19/33                  1,092,163
       948,361       2.65       A+/Baa3   Structured Asset Securities Corp.
                                          Mortgage Certificates Series
                                          2003-31A, Floating Rate Note,
                                          10/25/33                                        953,281
       945,182       0.81         NR/NR   Structured Asset Securities Corp.
                                          Reverse Mortgage Loan Trust
                                          2002-RM1, Floating Rate Note,
                                          10/25/37 (144A)                                 931,595
       918,704       2.72       NR/Baa2   Thornburg Mortgage Securities
                                          Trust 2003-3, Floating Rate
                                          Note, 6/25/43                                   909,003
     3,510,417       0.90     BBB+/Baa3   Thornburg Mortgage Securities
                                          Trust 2004-3, Floating Rate
                                          Note, 9/25/44                                 3,359,750
     1,310,144       0.74     BBB+/Baa1   Thornburg Mortgage Securities
                                          Trust 2004-4, Floating Rate
                                          Note, 12/25/44                                1,198,497
       774,078       4.00       AAA/Ba1   Thornburg Mortgage Securities
                                          Trust Class II4A, Floating Rate
                                          Note, 3/25/44                                   768,942
     4,470,000                  AAA/Aa1   TimberStar Trust 1, 5.668%,
                                          10/15/36 (144A)                               4,877,731
     1,435,000                   AA/Aa3   TimberStar Trust 1, 5.7467%,
                                          10/15/36 (144A)                               1,556,781
     3,787,250                  AAA/Aaa   Wachovia Bank Commercial
                                          Mortgage Trust Series 2004-C15,
                                          4.803%, 10/15/41                              3,873,001
       178,778       2.21        NR/Ba3   WaMu Mortgage Pass-Through
                                          Certificates Series 2002-AR2 Trust,
                                          Floating Rate Note, 2/27/34                     144,859
     2,635,441       2.44       A+/Baa1   WaMu Mortgage Pass-Through
                                          Certificates Series 2003-AR6 Trust,
                                          Floating Rate Note, 6/25/33                   2,669,272

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 35

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage
                                          Finance -- (continued)
       136,690       2.42        A+/Ba3   WaMu Mortgage Pass-Through
                                          Certificates Series 2004-AR9 Trust,
                                          Floating Rate Note, 8/25/34               $     135,533
     2,270,283       2.49        BBB/NR   WaMu Mortgage Pass-Through
                                          Certificates Series 2005-AR3 Trust,
                                          Floating Rate Note, 3/25/35                   2,251,067
       167,014       2.41         B-/NR   WaMu Mortgage Pass-Through
                                          Certificates Series 2005-AR7 Trust,
                                          Floating Rate Note, 8/25/35                     163,746
     3,743,082       2.41       BBB+/NR   WaMu Mortgage Pass-Through
                                          Certificates, Floating Rate Note,
                                          1/25/35                                       3,722,458
     1,233,457       0.57        AA+/A1   Wells Fargo Alternative Loan 2005-2
                                          Trust, Floating Rate Note, 10/25/35           1,207,290
     1,927,000                   NR/Aaa   Wells Fargo Commercial Mortgage
                                          Trust 2012-LC5, 3.539%, 10/15/45              1,863,735
     3,092,746                   NR/Aaa   Wells Fargo Commercial Mortgage
                                          Trust, 3.349%, 11/15/43 (144A)                3,220,099
       660,349       2.50         NR/NR   Wells Fargo Mortgage Backed
                                          Securities 2003-B Trust, Floating
                                          Rate Note, 2/25/33                              650,681
       684,419       2.49      AA+/Baa1   Wells Fargo Mortgage Backed
                                          Securities 2003-L Trust, Floating
                                          Rate Note, 11/25/33                             678,060
       327,994       2.53       A+/Baa1   Wells Fargo Mortgage Backed
                                          Securities 2003-L Trust, Floating
                                          Rate Note, 11/25/33                             321,730
       414,483       2.63      AA+/Baa1   Wells Fargo Mortgage Backed
                                          Securities 2004-V Trust, Floating
                                          Rate Note, 10/25/34                             421,338
       334,004                 AA+/Baa1   Wells Fargo Mortgage Backed
                                          Securities 2006-16 Trust, 5.0%,
                                          11/25/36                                        343,976
     1,399,428       4.93      BBB+/Ba3   Wells Fargo Mortgage Backed
                                          Securities Trust, Floating Rate
                                          Note, 8/25/34                                 1,422,071
       350,000       5.39         NR/A2   WF-RBS Commercial Mortgage
                                          Trust 2011-C2, Floating Rate Note,
                                          2/15/44 (144A)                                  369,920
                                                                                    -------------
                                                                                    $ 192,075,549
                                                                                    -------------
                                          Total Banks                               $ 192,230,479
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 3.1%
                                          Other Diversified Financial
                                          Services -- 2.9%
     1,390,026       2.77         A-/NR   Banc of America Mortgage 2003-F
                                          Trust, Floating Rate Note, 7/25/33        $   1,411,314

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Other Diversified Financial
                                          Services -- (continued)
       896,110       2.80        NR/Ba2   Banc of America Mortgage 2003-I Trust,
                                          Floating Rate Note, 10/25/33              $     896,035
       303,596       2.70        AA+/NR   Banc of America Mortgage 2004-E
                                          Trust, Floating Rate Note, 6/25/34              304,463
       594,803       5.09       BBB+/NR   Banc of America Mortgage 2005-H
                                          Trust, Floating Rate Note, 9/25/35              588,114
     1,228,790                    A+/NR   Banc of America Mortgage Trust
                                          2004-11, 5.75%, 1/25/35                       1,260,402
       131,989                    B-/NR   Banc of America Mortgage Trust
                                          2004-7, 4.5%, 8/25/19                           134,191
     1,235,297                    A+/NR   Banc of America Mortgage Trust
                                          2004-9, 5.5%, 11/25/34                        1,275,709
       484,939                    NR/B1   Citicorp Mortgage Securities Trust
                                          Series 2006-1, 5.0%, 2/25/36                    499,903
     2,714,042                  NR/Baa1   Credit Suisse Commercial Mortgage
                                          Trust Series 2007-C1, 5.361%, 2/15/40         2,893,109
       711,481       0.29        AA/Aaa   Credit Suisse First Boston Mortgage
                                          Securities Corp Series 2007-TFL1,
                                          Floating Rate Note, 2/15/22 (144A)              706,714
     1,900,000       5.42        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust,
                                          Floating Rate Note, 8/10/44 (144A)            2,077,215
     1,895,000       1.47        AA-/NR   Del Coronado Trust 2013-DEL,
                                          Floating Rate Note, 3/15/26 (144A)            1,890,450
     1,556,990       0.42        AA/Aa3   GE Business Loan Trust 2005-1,
                                          Floating Rate Note, 6/15/33 (144A)            1,458,869
     1,262,355       0.36      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                          Floating Rate Note, 12/25/36                  1,151,446
     1,177,333                  B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                          5.0%, 9/25/34                                 1,212,049
     2,004,654                   B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                          6.0%, 9/25/34                                 2,062,362
       565,692       3.00         NR/NR   La Hipotecaria Panamanian
                                          Mortgage Trust 2010-1, Floating
                                          Rate Note, 9/8/39 (144A)                        589,999
     1,395,000       5.43         NR/A2   LSTAR Commercial Mortgage Trust,
                                          Floating Rate Note, 6/25/43 (144A)            1,470,451
     3,479,994                   AAA/NR   Morgan Stanley Capital I Trust
                                          2004-HQ4, 4.97%, 4/14/40                      3,522,530
     1,000,000                  BBB-/NR   Morgan Stanley Capital I Trust
                                          2007-HQ13, 5.569%, 12/15/44                   1,078,629
       663,795       0.27       AA+/Aaa   Morgan Stanley Capital I, Inc.,
                                          Floating Rate Note, 10/15/20 (144A)             651,169
     5,102,000       0.30        A+/Aa1   Morgan Stanley Capital I, Inc.,
                                          Floating Rate Note, 10/15/20 (144A)           4,975,322

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 37

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Other Diversified Financial
                                          Services -- (continued)
     1,081,602       3.75        AAA/NR   Nationstar Mortgage Loan Trust
                                          2013-A, Floating Rate Note,
                                          12/25/52 (144A)                           $   1,110,662
       640,517                   NR/Ba1   RALI Series 2003-QS14 Trust,
                                          5.0%, 7/25/18                                   652,441
     2,666,400                    NR/B1   RALI Series 2004-QS13 Trust,
                                          5.0%, 9/25/19                                 2,734,452
     1,037,197                    NR/B3   RALI Series 2004-QS16 Trust,
                                          5.5%, 12/25/34                                1,064,882
     1,493,845                   NR/Ba2   RALI Series 2004-QS3 Trust,
                                          5.0%, 3/25/19                                 1,542,336
       687,524       2.37       BBB-/B3   Structured Adjustable Rate Mortgage
                                          Loan Trust, Floating Rate Note,
                                          1/25/35                                         667,311
       506,617       5.21      BBB+/Ba2   Structured Adjustable Rate Mortgage
                                          Loan Trust, Floating Rate Note,
                                          11/25/34                                        497,250
       351,974                    NR/NR   VOLT XV LLC, 3.22162%, 5/27/53
                                          (Step) (144A)                                   350,654
                                                                                    -------------
                                                                                    $  40,730,433
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.0%+
       270,267                 BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                          3/20/25 (144A)                            $     266,913
-------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.1%
     1,304,794       3.36       AA/Baa3   GMACM Mortgage Loan Trust
                                          2003-AR1, Floating Rate Note,
                                          10/19/33                                  $   1,328,622
-------------------------------------------------------------------------------------------------
                                          Asset Management & Custody
                                          Banks -- 0.0%+
       419,681       2.59         NR/NR   Jefferies & Co., Inc., Floating Rate
                                          Note, 5/26/37 (144A)                      $     419,987
-------------------------------------------------------------------------------------------------
                                          Investment Banking &
                                          Brokerage -- 0.1%
     1,198,702       4.88        AAA/NR   Banc of America Merrill Lynch
                                          Commercial Mortgage, Inc., Floating
                                          Rate Note, 7/10/42                        $   1,211,786
       617,503       7.41      BBB+/Aaa   Bear Stearns Commercial Mortgage
                                          Securities Trust 2002-TOP6, Floating
                                          Rate Note, 10/15/36 (144A)                      627,222
                                                                                    -------------
                                                                                    $   1,839,008
                                                                                    -------------
                                          Total Diversified Financials              $  44,584,963
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.7%
                                          Diversified REIT -- 0.0%+
       200,000                    A+/NR   Spirit Master Funding LLC,
                                          3.8868%, 12/20/43                         $     200,250
-------------------------------------------------------------------------------------------------
                                          Mortgage REIT -- 1.6%
       285,140                    B-/NR   Credit Suisse First Boston Mortgage
                                          Securities Corp., 5.5%, 6/25/33           $     284,506
       611,307       2.55      BBB+/Ba1   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate
                                          Note, 11/25/33                                  602,975
       401,270       1.51        AA+/A3   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate
                                          Note, 12/25/33                                  401,172
     1,929,232       5.01        NR/Aaa   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate
                                          Note, 2/15/38                                 1,984,427
       584,909       2.57       BBB+/B1   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate
                                          Note, 6/25/34                                   581,389
     3,250,000       6.45        D/Caa2   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate
                                          Note, 9/15/34 (144A)                          3,243,468
     1,250,000       4.16       NR/Baa2   Federal Home Loan Mortgage Corp.,
                                          Floating Rate Note, 9/25/44 (144A)            1,206,025
       850,000       5.44         NR/A3   FREMF Mortgage Trust 2010-K7,
                                          Floating Rate Note, 4/25/20 (144A)              906,660
       600,000       5.24         A+/NR   FREMF Mortgage Trust 2010-K8,
                                          Floating Rate Note, 9/25/43 (144A)              631,822
       890,000       5.19         NR/NR   FREMF Mortgage Trust 2010-K9
                                          REMICS, Floating Rate Note,
                                          9/25/45 (144A)                                  932,823
     1,500,000       4.62         NR/NR   FREMF Mortgage Trust 2011-K10,
                                          Floating Rate Note, 11/25/49 (144A)           1,517,858
     1,750,000       4.77         NR/A3   FREMF Mortgage Trust 2011-K702,
                                          Floating Rate Note, 4/25/44 (144A)            1,848,406
     1,250,000       4.89         NR/A3   FREMF Mortgage Trust 2011-K703,
                                          Floating Rate Note, 7/25/44 (144A)            1,323,456
       900,000       3.20       A-/Baa2   FREMF Mortgage Trust 2013-K502,
                                          Floating Rate Note, 3/25/45 (144A)              858,110
       650,000       3.49         NR/A2   FREMF Mortgage Trust Class B, Floating
                                          Rate Note, 11/25/46 (144A)                      670,036
       858,000       3.82         NR/NR   FREMF Mortgage Trust Class B, Floating
                                          Rate Note, 6/25/47 (144A)                       848,257
     5,000,000       4.29         A-/NR   FREMF Mortgage Trust Class B, Floating
                                          Rate Note, 7/25/48 (144A)                     5,191,295
                                                                                    -------------
                                                                                    $  23,032,685
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 39

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Diversified Real Estate
                                          Activities -- 0.1%
       724,614       0.65      AA+/Baa1   Mellon Residential Funding Corp.
                                          Mortgage Pass-Through Trust Series
                                          2000 TBC2, Floating Rate Note,
                                          6/15/30                                   $     699,714
       934,584       0.61      AA+/Baa1   Mellon Residential Funding Corp.
                                          Mortgage Pass-Through Trust Series
                                          2000-TBC3, Floating Rate Note,
                                          12/15/30                                        912,324
                                                                                    -------------
                                                                                    $   1,612,038
                                                                                    -------------
                                          Total Real Estate                         $  24,844,973
-------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION
                                          SERVICES -- 0.2%
                                          Wireless Telecommunication
                                          Services -- 0.2%
     3,015,000                    NR/A2   Crown Castle Towers LLC, 4.883%,
                                          8/15/20 (144A)                            $   3,163,112
                                                                                    -------------
                                          Total Telecommunication Services          $   3,163,112
-------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.8%
                                          Government -- 0.8%
       999,400                    NR/NR   Federal Home Loan Mortgage Corp.
                                          REMICS, 5.0%, 6/15/33                     $   1,015,091
       488,136                    NR/NR   Federal Home Loan Mortgage Corp.
                                          REMICS, 5.0%, 6/15/34                           498,005
         5,087                    NR/NR   Federal National Mortgage Association
                                          REMICS, 10.3%, 4/25/19                            5,771
     1,000,000                    NR/NR   Federal National Mortgage Association
                                          REMICS, 4.5%, 6/25/29                         1,081,310
       140,829                    NR/NR   Federal National Mortgage Association
                                          REMICS, 5.0%, 3/25/24                           141,070
     1,828,246                    NR/NR   Federal National Mortgage Association
                                          REMICS, 5.0%, 7/25/33                         1,884,818
       168,716                    NR/NR   Federal National Mortgage Association
                                          REMICS, 5.0%, 9/25/39                           172,729
     1,865,752                    NR/NR   Government National Mortgage
                                          Association, 3.0%, 4/20/41                    1,919,801
       375,000                    NR/NR   Government National Mortgage
                                          Association, 4.973%, 4/16/42                    404,013
       696,309                    NR/NR   Government National Mortgage
                                          Association, 5.25%, 8/16/35                     769,041
    11,700,082       1.03         NR/NR   Government National Mortgage
                                          Association, Floating Rate
                                          Note, 2/16/53 (c)                               949,380
     8,082,700       1.05         NR/NR   Government National Mortgage
                                          Association, Floating Rate
                                          Note, 3/16/53 (c)                               631,065

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Government -- (continued)
    13,569,635       1.08         NR/NR   Government National Mortgage
                                          Association, Floating Rate
                                          Note, 8/16/52 (c)                         $     964,068
    12,624,601       1.07         NR/NR   Government National Mortgage
                                          Association, Floating Rate
                                          Note, 9/16/52 (c)                             1,058,535
                                                                                    -------------
                                                                                    $  11,494,697
                                                                                    -------------
                                          Total Government                          $  11,494,697
-------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED
                                          MORTGAGE OBLIGATIONS
                                          (Cost $274,387,054)                       $ 276,868,665
-------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 37.4%
                                          ENERGY -- 2.9%
                                          Oil & Gas Drilling -- 0.1%
     1,025,000                BBB+/Baa1   Pride International, Inc., 6.875%,
                                          8/15/20                                   $   1,227,311
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment &
                                          Services -- 0.4%
     1,300,000                     A/A2   Halliburton Co., 7.6%,
                                          8/15/96 (144A)                            $   1,721,658
       125,000                BBB-/Baa2   Weatherford International, Ltd.
                                          Bermuda, 5.95%, 4/15/42                         125,242
     2,815,000                BBB-/Baa2   Weatherford International, Ltd.
                                          Bermuda, 9.625%, 3/1/19                       3,616,892
                                                                                    -------------
                                                                                    $   5,463,792
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration &
                                          Production -- 0.7%
     1,800,000                     B/B2   EP Energy LLC, 9.375%, 5/1/20             $   2,076,750
       901,000                 BBB/Baa1   Marathon Oil Corp., 5.9%, 3/15/18             1,025,230
     1,400,000                 BBB-/Ba1   Newfield Exploration Co.,
                                          5.625%, 7/1/24                                1,393,000
       829,785                    A/Aa3   Ras Laffan Liquefied Natural Gas
                                          Co., Ltd. III, 5.832%, 9/30/16 (144A)           881,647
     1,000,000                 BBB/Baa1   Rosneft Finance SA, 6.625%,
                                          3/20/17 (144A)                                1,105,000
     2,080,000                 BBB/Baa1   Rosneft Finance SA, 7.5%,
                                          7/18/16 (144A)                                2,337,400
     1,000,000                 BBB/Baa1   Rosneft Finance SA, 7.875%,
                                          3/13/18 (144A)                                1,155,000
                                                                                    -------------
                                                                                    $   9,974,027
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 41

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.4%
     2,475,000                BBB-/Baa2   Spectra Energy Capital LLC,
                                          6.2%, 4/15/18                             $   2,792,466
     2,890,000                 BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19          3,724,589
                                                                                    -------------
                                                                                    $   6,517,055
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage &
                                          Transportation -- 1.3%
     2,900,000                BBB-/Baa2   DCP Midstream LLC, 9.75%,
                                          3/15/19 (144A)                            $   3,608,287
     3,950,000       5.85       BB/Baa3   DCP Midstream LLC, Floating Rate
                                          Note, 5/21/43 (144A)                          3,673,500
     1,200,000       3.26         NR/NR   Energy Transfer Partners LP, Floating
                                          Rate Note, 11/1/66                            1,092,000
     3,250,000                 BBB/Baa2   Kinder Morgan Energy Partners LP,
                                          5.95%, 2/15/18                                3,693,284
     1,500,000                BBB-/Baa2   Spectra Energy Capital LLC,
                                          6.75%, 7/15/18                                1,721,247
     2,200,000                BBB-/Baa3   Sunoco Logistics Partners
                                          Operations LP, 6.1%, 2/15/42                  2,246,171
     2,475,000                BBB-/Baa3   The Williams Companies, Inc.,
                                          7.75%, 6/15/31                                2,653,747
                                                                                    -------------
                                                                                    $  18,688,236
                                                                                    -------------
                                          Total Energy                              $  41,870,421
-------------------------------------------------------------------------------------------------
                                          MATERIALS -- 1.7%
                                          Diversified Chemicals -- 0.1%
       980,000                 BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42        $     925,357
-------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.3%
     3,328,000                    B+/NR   Cemex Espana Luxembourg,
                                          9.875%, 4/30/19 (144A)                    $   3,802,240
       475,000                 BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                          6.0%, 12/30/19 (144A)                           536,874
                                                                                    -------------
                                                                                    $   4,339,114
-------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.7%
       900,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                          5.125%, 8/1/22                            $     776,250
     3,085,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                          5.375%, 4/15/20                               2,884,475
     2,525,000                 BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                          Inc., 3.875%, 3/15/23                         2,387,754
     5,000,000                  BB+/Ba1   Gold Fields Orogen Holding BVI,
                                          Ltd., 4.875%, 10/7/20 (144A)                  4,043,345
                                                                                    -------------
                                                                                    $  10,091,824
-------------------------------------------------------------------------------------------------
                                          Gold -- 0.1%
     1,650,000                BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23             $   1,475,689
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Steel -- 0.5%
       500,000                  BB+/Ba1   ArcelorMittal, 6.0%, 3/1/21               $     530,000
     3,900,000                  BB+/Ba1   ArcelorMittal, 6.125%, 6/1/18                 4,280,250
     1,105,000                  BB+/Ba2   Commercial Metals Co.,
                                          7.35%, 8/15/18                                1,259,700
     1,175,000                 BBB/Baa2   Glencore Funding LLC, 4.125%,
                                          5/30/23 (144A)                                1,098,055
                                                                                    -------------
                                                                                    $   7,168,005
                                                                                    -------------
                                          Total Materials                           $  23,999,989
-------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 2.1%
                                          Aerospace & Defense -- 0.2%
     2,250,000                   BB/Ba2   Bombardier, Inc., 4.25%,
                                          1/15/16 (144A)                            $   2,351,250
-------------------------------------------------------------------------------------------------
                                          Building Products -- 0.5%
       825,000                 BBB-/Ba3   Masco Corp., 5.95%, 3/15/22               $     872,438
     4,260,000                 BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                  4,862,828
     1,750,000       5.75     BBB+/Baa2   Stanley Black & Decker, Inc.,
                                          Floating Rate Note, 12/15/53                  1,841,875
                                                                                    -------------
                                                                                    $   7,577,141
-------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.2%
     2,950,000                BBB+/Baa2   Tyco Electronics Group SA,
                                          6.55%, 10/1/17                            $   3,375,968
-------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery
                                          & Heavy Trucks -- 0.3%
     3,200,000                     A/A3   Cummins, Inc., 5.65%, 3/1/98              $   3,067,782
       910,000                     A/A3   Cummins, Inc., 6.75%, 2/15/27                 1,061,237
                                                                                    -------------
                                                                                    $   4,129,019
-------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.2%
     1,810,000                 BBB/Baa2   Valmont Industries, Inc.,
                                          6.625%, 4/20/20                           $   2,030,764
-------------------------------------------------------------------------------------------------
                                          Trading Companies &
                                          Distributors -- 0.7%
     3,525,000                   BB+/NR   Aviation Capital Group Corp.,
                                          6.75%, 4/6/21 (144A)                      $   3,833,201
     5,660,000                 BBB/Baa2   GATX Corp., 6.0%, 2/15/18                     6,315,977
                                                                                    -------------
                                                                                    $  10,149,178
                                                                                    -------------
                                          Total Capital Goods                       $  29,613,320
-------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Airlines -- 0.1%
       135,834                 BBB/Baa2   Southwest Airlines Co., 7.67%,
                                          1/2/14                                    $     135,851

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 43

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Airlines -- (continued)
     1,500,000                  A-/Baa1   US Airways 2013-1 Class A Pass
                                          Through Trust, 3.95%, 5/15/27             $   1,458,750
                                                                                    -------------
                                                                                    $   1,594,601
-------------------------------------------------------------------------------------------------
                                          Trucking -- 0.0%+
       529,000                BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                          9/23/20 (144A)                            $     529,548
                                                                                    -------------
                                          Total Transportation                      $   2,124,149
-------------------------------------------------------------------------------------------------
                                          AUTOMOBILES &
                                          COMPONENTS -- 0.0%+
                                          Automobile Manufacturers -- 0.0%+
       655,000                BBB+/Baa1   Hyundai Motor Manufacturing
                                          Czech s.r.o., 4.5%, 4/15/15 (144A)        $     682,059
                                                                                    -------------
                                          Total Automobiles & Components            $     682,059
-------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES &
                                          APPAREL -- 0.1%
                                          Home Furnishings -- 0.1%
       800,000                 BBB/Baa3   Mohawk Industries, Inc.,
                                          3.85%, 2/1/23                             $     760,000
                                                                                    -------------
                                          Total Consumer Durables & Apparel         $     760,000
-------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.6%
                                          Casinos & Gaming -- 0.2%
     1,010,000                 BBB-/Ba1   GLP Capital LP, 4.375%,
                                          11/1/18 (144A)                            $   1,032,725
     1,885,000                 BBB-/Ba1   GLP Capital LP, 4.875%,
                                          11/1/20 (144A)                                1,885,000
                                                                                    -------------
                                                                                    $   2,917,725
-------------------------------------------------------------------------------------------------
                                          Education Services -- 0.4%
     1,000,000                   NR/Aa2   Bowdoin College, 4.693%, 7/1/12           $     792,108
     2,600,000                  AAA/Aaa   President and Fellows of Harvard
                                          College, 2.3%, 10/1/23                        2,321,072
     3,550,000                  AA-/Aa2   Tufts University, 5.017%, 4/15/12             3,221,845
                                                                                    -------------
                                                                                    $   6,335,025
                                                                                    -------------
                                          Total Consumer Services                   $   9,252,750
-------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.1%
                                          Internet Retail -- 0.1%
       800,000                 BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20             $     865,902
                                                                                    -------------
                                          Total Retailing                           $     865,902
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          FOOD & STAPLES RETAILING -- 0.2%
                                          Drug Retail -- 0.2%
       708,619                BBB+/Baa1   CVS Pass-Through Trust, 5.298%,
                                          1/11/27 (144A)                            $     768,650
     1,443,473                BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                          1/10/33 (144A)                                1,515,723
                                                                                    -------------
                                                                                    $   2,284,373
                                                                                    -------------
                                          Total Food & Staples Retailing            $   2,284,373
-------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 1.1%
                                          Distillers & Vintners -- 0.1%
     1,500,000                BBB-/Baa2   Beam, Inc., 3.25%, 5/15/22                $   1,437,578
-------------------------------------------------------------------------------------------------
                                          Agricultural Products -- 0.4%
     5,175,000                 BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)       $   5,496,352
-------------------------------------------------------------------------------------------------
                                          Packaged Foods & Meats -- 0.5%
     3,240,000                 BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22     $   3,157,685
     3,725,000                BBB-/Baa1   Mondelez International, Inc.,
                                          6.5%, 2/9/40                                  4,451,379
                                                                                    -------------
                                                                                    $   7,609,064
-------------------------------------------------------------------------------------------------
                                          Tobacco -- 0.1%
     1,050,000                BBB-/Baa2   Lorillard Tobacco Co., 3.75%,
                                          5/20/23                                   $     955,887
                                                                                    -------------
                                          Total Food, Beverage & Tobacco            $  15,498,881
-------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL
                                          PRODUCTS -- 0.2%
                                          Personal Products -- 0.2%
     3,720,000                BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23        $   3,616,662
                                                                                    -------------
                                          Total Household & Personal Products       $   3,616,662
-------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT &
                                          SERVICES -- 0.3%
                                          Health Care Services -- 0.2%
     2,600,000                    A+/A1   Catholic Health Initiatives,
                                          4.35%, 11/1/42                            $   2,255,508
-------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.1%
     2,400,000                    A-/A3   NYU Hospitals Center, 4.428%, 7/1/42      $   2,003,338
                                                                                    -------------
                                          Total Health Care Equipment
                                          & Services                                $   4,258,846
-------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY
                                          & LIFE SCIENCES -- 0.4%
                                          Life Sciences Tools & Services -- 0.4%
     5,366,000                BBB+/Baa2   Agilent Technologies, Inc., 6.5%,
                                          11/1/17                                   $   6,215,647
                                                                                    -------------
                                          Total Pharmaceuticals,
                                          Biotechnology & Life Sciences             $   6,215,647
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 45

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          BANKS -- 4.7%
                                          Diversified Banks -- 2.4%
     3,515,000                 BBB/Baa3   Barclays Bank Plc, 6.05%,
                                          12/4/17 (144A)                            $   3,929,710
     3,815,000                  NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                          3/10/21 (144A)                                4,024,825
     3,435,000                  AA-/Aa2   Cooperatieve Centrale
                                          Raiffeisen-Boerenleenbank BA
                                          Netherlands, 3.875%, 2/8/22                   3,453,724
      625,000                    A+/Aa3   Export-Import Bank of Korea,
                                          5.875%, 1/14/15                                 656,797
     1,855,000                   A+/Aa3   Industrial Bank of Korea, 7.125%,
                                          4/23/14 (144A)                                1,890,503
     3,476,000                 BBB/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                          8/12/15 (144A)                                3,576,613
     1,400,000                 BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                          2/24/21 (144A)                                1,532,976
     3,000,000                 BBB/Baa2   Macquarie Bank, Ltd., 6.625%,
                                          4/7/21 (144A)                                 3,317,817
     4,500,000                   A/Baa1   Nordea Bank AB, 4.25%,
                                          9/21/22 (144A)                                4,449,465
     1,368,421       2.99          A/NR   SBP DPR Finance Co., Floating Rate
                                          Note, 3/15/17 (144A)                          1,364,567
     2,600,000       4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate
                                          Note, 12/13/27 (144A)                         2,275,000
     2,200,000                     A/A2   Standard Chartered Bank, 6.4%,
                                          9/26/17 (144A)                                2,491,522
     1,300,000                    A-/A3   Standard Chartered Plc, 3.95%,
                                          1/11/23 (144A)                                1,205,779
                                                                                    -------------
                                                                                    $  34,169,298
-------------------------------------------------------------------------------------------------
                                          Regional Banks -- 2.0%
     1,190,000                    A-/NR   CoBank ACB, 7.875%,
                                          4/16/18 (144A)                            $   1,430,322
     3,350,000                     A/A2   HSBC Bank USA NA New York NY,
                                          6.0%, 8/9/17                                  3,771,346
     2,505,000                     A/A2   Mellon Funding Corp., 5.5%, 11/15/18          2,836,690
     1,435,000                    A-/A3   PNC Bank NA, 6.0%, 12/7/17                    1,635,249
     4,080,000                BBB-/Baa2   Santander Bank NA, 8.75%, 5/30/18             4,902,300
     1,025,000                 BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17           1,077,805
     6,273,000       4.46      BBB/Baa3   The PNC Financial Services Group,
                                          Inc., Floating Rate Note (Perpetual)          6,257,318
     1,050,000       6.75      BBB/Baa3   The PNC Financial Services Group,
                                          Inc., Floating Rate Note (Perpetual)          1,092,525
     1,860,000       4.85      BBB/Baa3   The PNC Financial Services Group,
                                          Inc., Floating Rate Note (Perpetual)          1,665,630
     3,520,000                    A+/A1   Wachovia Bank NA, 6.0%, 11/15/17              4,061,728
                                                                                    -------------
                                                                                    $  28,730,913
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 0.3%
     2,300,000                BBB-/Baa2   Astoria Financial Corp., 5.0%,
                                          6/19/17                                   $   2,467,070
     2,000,000                 BBB/Baa2   Santander Holdings USA, Inc.
                                          Pennsylvania, 3.0%, 9/24/15                   2,065,298
                                                                                    -------------
                                                                                    $   4,532,368
                                                                                    -------------
                                          Total Banks                               $  67,432,579
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 6.7%
                                          Other Diversified Financial
                                          Services -- 2.0%
     3,000,000                BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20       $   3,375,255
     1,100,000                BBB+/Baa3   Bank of America Corp., 7.75%,
                                          8/15/15                                       1,210,239
     4,160,000                    A-/NR   Carlyle Holdings II Finance LLC,
                                          5.625%, 3/30/43 (144A)                        4,089,347
     2,000,000       5.95       BB+/Ba3   Citigroup, Inc., Floating Rate
                                          Note (Perpetual)                              1,850,700
     4,860,000                    AA/A2   General Electric Capital Corp.,
                                          5.3%, 2/11/21                                 5,436,493
     1,800,000       7.12      AA-/Baa1   General Electric Capital Corp.,
                                          Floating Rate Note (Perpetual)                2,011,500
     2,575,000                     A/A3   JPMorgan Chase & Co., 6.0%,
                                          1/15/18                                       2,965,053
     2,325,000       5.15       BBB/Ba1   JPMorgan Chase & Co., Floating
                                          Rate Note (Perpetual)                         2,086,688
     5,025,000                     A/NR   KKR Group Finance Co. II LLC,
                                          5.5%, 2/1/43 (144A)                           4,783,760
     1,250,000       7.70        BBB/NR   Tiers Trust, Floating Rate Note,
                                          10/15/97 (144A) (e)                             800,055
                                                                                    -------------
                                                                                    $  28,609,090
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.9%
     3,200,000                BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                          7/16/20 (144A)                            $   3,352,000
     5,205,000                  BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                          10/15/19 (144A)                               5,465,250
     1,475,000                BBB+/Baa2   LeasePlan Corp NV, 2.5%,
                                          5/16/18 (144A)                                1,433,995
     2,000,000                    A+/A1   National Rural Utilities
                                          Cooperative Finance Corp.,
                                          5.45%, 2/1/18                                 2,255,808
                                                                                    -------------
                                                                                    $  12,507,053
-------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.4%
     1,465,000                 BBB/Baa1   Capital One Bank USA NA,
                                          8.8%, 7/15/19                             $   1,862,122
       790,000                  BBB+/A3   Nissan Motor Acceptance Corp.,
                                          4.5%, 1/30/15 (144A)                            821,188

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 47

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Consumer Finance -- (continued)
     3,155,000       4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                          7/25/14                                   $   3,156,704
                                                                                    -------------
                                                                                    $   5,840,014
-------------------------------------------------------------------------------------------------
                                          Asset Management & Custody
                                          Banks -- 0.7%
     1,400,000                    A+/NR   Blackstone Holdings Finance Co.
                                          LLC, 4.75%, 2/15/23 (144A)                $   1,450,701
       733,000                    A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                831,987
     4,050,000                BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                          6/15/17                                       4,509,987
     2,000,000                     A/A2   The Bank of New York Mellon Corp.,
                                          4.95%, 3/15/15                                2,100,292
     1,250,000       4.50      BBB/Baa2   The Bank of New York Mellon Corp.,
                                          Floating Rate Note (Perpetual)                1,134,375
                                                                                    -------------
                                                                                    $  10,027,342
-------------------------------------------------------------------------------------------------
                                          Investment Banking &
                                          Brokerage -- 2.7%
    11,040,000       4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                          Rate Note (Perpetual)                     $   7,761,120
     3,125,000                 BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21          3,559,469
     2,730,000                   BBB/A3   Macquarie Group, Ltd., 6.0%,
                                          1/14/20 (144A)                                3,015,394
       221,000                  A-/Baa2   Merrill Lynch & Co., Inc., 5.0%,
                                          2/3/14                                          221,811
     4,350,000                BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%,
                                          5/14/38                                       5,616,133
     5,100,000                BBB+/Baa3   Morgan Stanley, 4.1%, 5/22/23                 4,935,530
       300,000                BBB+/Baa3   Morgan Stanley, 4.875%, 11/1/22                 307,098
     3,125,000                  A-/Baa2   Morgan Stanley, 5.5%, 1/26/20                 3,508,038
     1,600,000                   NR/Aaa   North American Development Bank,
                                          2.3%, 10/10/18                                1,575,504
     4,750,000                  NR/Baa3   Scottrade Financial Services, Inc.,
                                          6.125%, 7/11/21 (144A)                        4,690,649
     2,000,000                  A-/Baa1   The Goldman Sachs Group, Inc.,
                                          5.5%, 11/15/14                                2,084,510
     1,450,000                  BBB-/NR   UBS AG, 7.625%, 8/17/22                       1,660,707
                                                                                    -------------
                                                                                    $  38,935,963
-------------------------------------------------------------------------------------------------
                                          Diversified Capital Markets -- 0.0%+
       300,000       7.50        BB-/NR   Credit Suisse Group AG, Floating
                                          Rate Note (Perpetual) (144A)              $     316,875
                                                                                    -------------
                                          Total Diversified Financials              $  96,236,337
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          INSURANCE -- 9.1%
                                          Life & Health Insurance -- 2.2%
     1,850,000                  BBB+/NR   Delphi Financial Group, Inc.,
                                          7.875%, 1/31/20                           $   2,151,278
     1,690,000                  A-/Baa1   Lincoln National Corp., 8.75%,
                                          7/1/19                                        2,175,294
     3,380,000       6.05      BBB/Baa3   Lincoln National Corp., Floating
                                          Rate Note, 4/20/67                            3,354,650
     4,200,000                 BBB/Baa2   MetLife, Inc., 10.75%, 8/1/69                 6,195,000
     4,250,000                  A-/Baa2   Protective Life Corp., 7.375%,
                                          10/15/19                                      5,183,245
     1,090,000                   A/Baa1   Prudential Financial, Inc., 4.5%,
                                          11/16/21                                      1,160,068
     1,500,000       5.62     BBB+/Baa2   Prudential Financial, Inc., Floating
                                          Rate Note, 6/15/43                            1,470,000
     2,140,000       8.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                          Rate Note, 6/15/68                            2,602,775
     1,800,000       5.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                          Rate Note, 9/15/42                            1,829,250
     3,205,000                  AA-/Aa2   Teachers Insurance & Annuity
                                          Association of America, 6.85%,
                                          12/16/39 (144A)                               3,956,217
     1,080,000                 BBB/Baa2   Unum Group, 5.75%, 8/15/42                    1,103,693
                                                                                    -------------
                                                                                    $  31,181,470
-------------------------------------------------------------------------------------------------
                                          Multi-line Insurance -- 1.0%
     3,900,000                BBB+/Baa2   Assurant, Inc., 4.0%, 3/15/23             $   3,752,568
     2,335,000                   BBB/A3   AXA SA, 8.6%, 12/15/30                        2,874,969
     1,807,000                BBB-/Baa3   Genworth Holdings, Inc., 7.2%,
                                          2/15/21                                       2,098,314
     3,035,000                BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                          6/15/14 (144A)                                3,119,725
     2,650,000                    A+/A2   Loews Corp., 5.25%, 3/15/16                   2,888,683
                                                                                    -------------
                                                                                    $  14,734,259
-------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 1.5%
     1,200,000                BBB-/Baa3   Fidelity National Financial, Inc.,
                                          5.5%, 9/1/22                              $   1,244,597
     1,350,000                  NR/Baa3   First American Financial Corp.,
                                          4.3%, 2/1/23                                  1,285,862
       250,000        N/A         NR/NR   Loma Reinsurance, Ltd. Bermuda,
                                          Floating Rate Note, 1/8/18 (Cat
                                          Bond) (144A)                                    250,025
     1,000,000                BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                          4.6%, 11/9/22                                   981,130
     2,670,000       6.80       BBB/Ba1   QBE Capital Funding II LP, Floating
                                          Rate Note (Perpetual) (144A)                  2,643,300

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 49

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Property & Casualty
                                          Insurance -- (continued)
     1,100,000                  A-/Baa2   QBE Insurance Group, Ltd., 2.4%,
                                          5/1/18 (144A)                             $   1,056,770
     5,455,000       6.50      BBB/Baa1   The Allstate Corp., Floating Rate
                                          Note, 5/15/57                                 5,675,928
       700,000                BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                          7.5%, 3/1/20                                    828,127
     1,952,000                BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                          7.625%, 10/15/25                              2,292,044
     2,000,000                     A/A2   The Travelers Companies, Inc.,
                                          6.25%, 6/15/37                                2,397,540
     2,948,000       6.50       BBB/Ba1   XL Group Plc, Floating Rate Note
                                          (Perpetual)                                   2,900,095
                                                                                    -------------
                                                                                    $  21,555,418
-------------------------------------------------------------------------------------------------
                                          Reinsurance -- 4.4%
     1,800,000       6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                          Reinsurance Co., Ltd., Floating Rate
                                          Note, 9/1/24                              $   1,867,500
     1,350,000       4.25        BB+/NR   Armor Re, Ltd., Floating Rate Note,
                                          5/14/14 (Cat Bond) (144A)                     1,358,775
       500,000       3.68         BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                          Note, 1/17/19 (Cat Bond) (144A)                 506,300
       250,000       8.25        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                          Rate Note, 1/7/16 (Cat Bond) (144A)             258,550
       500,000       4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                          Note, 5/23/16 (Cat Bond) (144A)                 505,050
       250,000       6.24        BB+/NR   Blue Danube, Ltd., Floating Rate
                                          Note, 4/10/15 (Cat Bond) (144A)                 258,250
       350,000       2.56        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                          Note, 5/3/16 (Cat Bond) (144A)                  350,070
     1,250,000       5.29        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                          3/7/16 (Cat Bond) (144A)                      1,267,250
     1,100,000       6.85         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                          4/7/17 (Cat Bond) (144A)                      1,136,850
     1,000,000       4.74       NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                          1/7/15 (Cat Bond) (144A)                      1,021,000
       950,000      10.28        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                          1/8/15 (Cat Bond) (144A)                        998,545
       300,000       9.03        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                          1/8/15 (Cat Bond) (144A)                        310,470
       250,000       9.06         BB/NR   East Lane Re V, Ltd., Floating Rate
                                          Note, 3/16/16 (Cat Bond) (144A)                 271,600
       850,000       6.71         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                          3/13/15 (Cat Bond) (144A)                       882,300
       250,000       7.30        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                          Floating Rate Note, 2/13/15 (Cat
                                          Bond) (144A)                                    258,125

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Reinsurance -- (continued)
       500,000       6.67        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                          Floating Rate Note, 2/4/16 (Cat
                                          Bond) (144A)                              $     507,850
       650,000       5.24        BB+/NR   Embarcadero Reinsurance, Ltd.,
                                          Floating Rate Note, 8/7/15 (Cat
                                          Bond) (144A)                                    671,515
     4,475,000      17.79         B+/NR   Everglades Re, Ltd., Floating Rate
                                          Note, 4/30/14 (Cat Bond) (144A)               4,696,960
     1,050,000       5.07        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                          Note, 2/25/15 (Cat Bond) (144A)               1,076,355
     2,450,000       5.80         BB/NR   Foundation Re III, Ltd., Floating Rate
                                          Note, 2/3/14 (Cat Bond) (144A)                2,456,615
     1,200,000       7.40         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                          1/9/19 (Cat Bond) (144A)                      1,231,080
       900,000       4.04        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                          6/28/16 (Cat Bond) (144A)                       913,050
     1,850,000       7.66        BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                          5/8/14 (Cat Bond) (144A)                      1,885,705
       250,000       6.96        BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                          5/8/14 (Cat Bond) (144A)                        254,225
     1,000,000       7.27         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                          1/8/14 (Cat Bond) (144A)                      1,000,200
     2,400,000       6.02         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                          1/8/14 (Cat Bond) (144A)                      2,400,240
     1,200,000       4.08         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                          Note, 5/18/16 (Cat Bond) (144A)               1,213,680
       600,000       6.24        BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                          6/12/15 (Cat Bond) (144A)                       628,620
     2,650,000                   BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                          10/15/22                                      2,600,169
       650,000       9.04         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                          3/12/15 (Cat Bond) (144A)                       679,965
       500,000       8.61         B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                          Floating Rate Note, 1/5/17 (Cat
                                          Bond) (144A)                                    521,600
       500,000       8.24        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                          5/7/15 (Cat Bond) (144A)                        535,150
       250,000       8.74        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                          5/7/15 (Cat Bond) (144A)                        265,800
     5,048,000                   BBB/NR   Platinum Underwriters Finance, Inc.,
                                          7.5%, 6/1/17                                  5,565,082
       750,000       7.56        BB-/NR   Queen Street II Capital, Ltd., Floating
                                          Rate Note, 4/9/14 (Cat Bond) (144A)             757,275
       500,000       7.56        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                          Rate Note, 4/9/15 (Cat Bond) (144A)             513,250
       250,000      10.60          B/NR   Queen Street VI Re, Ltd., Floating Rate
                                          Note, 4/9/15 (Cat Bond) (144A)                  263,025

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 51

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Reinsurance -- (continued)
       900,000       8.66          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                          Note, 4/8/16 (Cat Bond) (144A)            $     931,860
       725,000       8.80         B+/NR   Residential Reinsurance 2011, Ltd.,
                                          Floating Rate Note, 12/6/16 (Cat
                                          Bond) (144A)                                    772,778
       650,000       9.06        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                          Floating Rate Note, 6/6/15 (Cat
                                          Bond) (144A)                                    694,720
     2,800,000       4.57        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                          Floating Rate Note, 12/6/16 (Cat
                                          Bond) (144A)                                  2,886,240
       800,000       8.07         BB/NR   Residential Reinsurance 2012, Ltd.,
                                          Floating Rate Note, 6/6/16 (Cat
                                          Bond) (144A)                                    885,280
       275,000      10.24        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                          Floating Rate Note, 6/6/16 (Cat
                                          Bond) (144A)                                    309,155
       250,000       9.32         B-/NR   Residential Reinsurance 2013, Ltd.,
                                          Floating Rate Note, 6/6/17 (Cat
                                          Bond) (144A)                                    258,475
     1,250,000       4.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                          5/5/17 (Cat Bond) (144A)                      1,240,750
     1,200,000       3.54        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                          5/5/17 (Cat Bond) (144A)                      1,193,520
       250,000                    NR/NR   Silverton RE, Ltd., 0.0%, 9/16/16
                                          (Cat Bond) (144A) (d)                           250,400
     3,600,000                 BBB/Baa3   Sirius International Group, Ltd.,
                                          6.375%, 3/20/17 (144A)                        3,901,975
     2,110,000       7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                          Floating Rate Note (Perpetual) (144A)         2,174,287
     1,400,000       9.30          B/NR   Successor X, Ltd. Class IV-E3, Floating
                                          Rate Note, 2/25/14 (Cat Bond) (144A)          1,411,760
       250,000      11.32         B-/NR   Successor X, Ltd., Floating Rate Note,
                                          11/10/15 (Cat Bond) (144A)                      263,925
       300,000       8.66         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                          5/9/16 (Cat Bond) (144A)                        319,170
       250,000       6.25         NR/NR   Tradewynd Re, Ltd., Floating Rate
                                          Note, 1/8/15 (Cat Bond) (144A)                  250,275
     1,500,000       2.80       BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                          Note, 1/15/17 (Cat Bond) (144A)               1,526,850
       500,000       2.79       BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                          Note, 1/9/17 (Cat Bond) (144A)                  509,550
     1,400,000       5.88         NR/NR   Wilton Re Finance LLC, Floating
                                          Rate Note, 3/30/33 (144A)                     1,379,000
                                                                                    -------------
                                                                                    $  63,048,016
                                                                                    -------------
                                          Total Insurance                           $ 130,519,163
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.6%
                                          Diversified REIT -- 0.4%
       725,000                 BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                          2/1/20                                    $     771,296
     1,050,000                 BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                          3/22/22 (144A)                                1,130,415
     3,455,000                 BBB/Baa2   Goodman Funding Pty, Ltd.,
                                          6.375%, 4/15/21 (144A)                        3,817,765
                                                                                    -------------
                                                                                    $   5,719,476
-------------------------------------------------------------------------------------------------
                                          Industrial REIT -- 0.1%
     1,475,000                BBB-/Baa2   DCT Industrial Operating Partnership
                                          LP, 4.5%, 10/15/23 (144A)                 $   1,433,241
-------------------------------------------------------------------------------------------------
                                          Office REIT -- 0.7%
     1,093,000                BBB-/Baa2   Alexandria Real Estate Equities,
                                          Inc., 3.9%, 6/15/23                       $   1,018,489
     2,670,000                BBB-/Baa2   Alexandria Real Estate Equities,
                                          Inc., 4.6%, 4/1/22                            2,686,685
       900,000                BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                864,090
     1,500,000                BBB-/Baa3   Corporate Office Properties LP,
                                          3.6%, 5/15/23                                 1,359,518
     2,100,000                 BBB/Baa2   Highwoods Realty LP, 3.625%,
                                          1/15/23                                       1,919,988
     2,550,000                 BBB/Baa2   Piedmont Operating Partnership
                                          LP, 3.4%, 6/1/23                              2,263,255
                                                                                    -------------
                                                                                    $  10,112,025
-------------------------------------------------------------------------------------------------
                                          Retail REIT -- 0.3%
       575,000                BBB-/Baa2   DDR Corp., 4.625%, 7/15/22                $     586,487
     2,905,000                BBB-/Baa2   DDR Corp., 7.5%, 4/1/17                       3,385,809
                                                                                    -------------
                                                                                    $   3,972,296
-------------------------------------------------------------------------------------------------
                                          Specialized REIT -- 1.1%
       730,000                BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22               $     749,814
     1,000,000                 BBB/Baa2   Health Care Real Estate Investment
                                          Trust, Inc., 4.5%, 1/15/24                      987,348
     2,425,000                BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                          6.5%, 1/17/17                                 2,719,521
     1,985,000                BBB-/Baa2   Hospitality Properties Trust,
                                          5.0%, 8/15/22                                 2,017,228
     4,175,000                BBB-/Baa2   Hospitality Properties Trust,
                                          7.875%, 8/15/14                               4,208,888
     4,285,000                BBB-/Baa3   Senior Housing Properties Trust,
                                          6.75%, 4/15/20                                4,757,935
                                                                                    -------------
                                                                                    $  15,440,734
                                                                                    -------------
                                          Total Real Estate                         $  36,677,772
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 53

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.1%
                                          Data Processing & Outsourced
                                          Services -- 0.0%+
       447,000                  B-/Caa1   First Data Corp., 8.25%,
                                          1/15/21 (144A)                            $     475,496
-------------------------------------------------------------------------------------------------
                                          Home Entertainment Software -- 0.1%
       650,000                  BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                          9/15/23 (144A)                            $     677,625
                                                                                    -------------
                                          Total Software & Services                 $   1,153,121
-------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE &
                                          EQUIPMENT -- 0.1%
                                          Computer Hardware -- 0.1%
     2,100,000                   BB/Ba3   NCR Corp., 4.625%, 2/15/21                $   2,010,750
                                                                                    -------------
                                          Total Technology Hardware
                                          & Equipment                               $   2,010,750
-------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS &
                                          SEMICONDUCTOR EQUIPMENT -- 0.3%
                                          Semiconductor Equipment -- 0.3%
     3,100,000                 BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18            $   3,627,437
                                                                                    -------------
                                          Total Semiconductors &
                                          Semiconductor Equipment                   $   3,627,437
-------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION
                                          SERVICES -- 1.3%
                                          Integrated Telecommunication
                                          Services -- 1.2%
       469,000                     B/B3   Cincinnati Bell, Inc., 8.375%,
                                          10/15/20                                  $     507,692
     3,355,000                    NR/A2   GTP Acquisition Partners I LLC,
                                          4.347%, 6/15/16 (144A)                        3,531,010
       792,094                    NR/NR   GTP Cellular Sites LLC, 3.721%,
                                          3/15/17 (144A)                                  809,605
     3,950,000                    NR/A2   GTP Towers Issuer LLC, 4.436%,
                                          2/15/15 (144A)                                4,060,612
     2,750,000                 BBB/Baa2   Telefonica Emisiones SAU,
                                          6.221%, 7/3/17                                3,100,133
     1,500,000                    NR/NR   Unison Ground Lease Funding
                                          LLC, 2.981%, 3/15/20 (144A)                   1,424,896
     3,460,000                BBB+/Baa1   Verizon Communications, Inc.,
                                          6.55%, 9/15/43                                4,048,058
                                                                                    -------------
                                                                                    $  17,482,006
-------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication
                                          Services -- 0.1%
     1,625,000                    NR/A2   Crown Castle Towers LLC, 6.113%,
                                          1/15/20 (144A)                            $   1,822,163
                                                                                    -------------
                                          Total Telecommunication Services          $  19,304,169
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          UTILITIES -- 2.7%
                                          Electric Utilities -- 1.7%
       980,000                    A-/A3   Commonwealth Edison Co.,
                                          6.15%, 9/15/17                            $   1,132,429
       615,593                BBB-/Baa3   Crockett Cogeneration LP, 5.869%,
                                          3/30/25 (144A)                                  646,141
     5,400,000       5.25       BBB+/A3   Electricite de France SA, Floating
                                          Rate Note (Perpetual) (144A)                  5,370,300
     3,365,000                 BBB/Baa2   Enel Finance International NV,
                                          5.125%, 10/7/19 (144A)                        3,592,642
     2,320,000       8.75       BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                          9/24/73 (144A)                                2,522,691
       716,928                  BB/Baa3   FPL Energy American Wind LLC,
                                          6.639%, 6/20/23 (144A)                          701,777
       132,661                   B-/Ba2   FPL Energy Wind Funding LLC,
                                          6.876%, 6/27/17 (144A)                          127,355
     1,925,000                 BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                          1/15/19 (144A)                                2,139,156
       610,000                 BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                          1/28/20 (144A)                                  739,944
       910,000                     A/A3   Nevada Power Co., 6.5%, 8/1/18                1,077,488
       693,649                    NR/NR   Orcal Geothermal, Inc., 6.21%,
                                          12/30/20 (144A)                                 679,776
     2,690,000                 BBB/Baa3   Public Service Co. of New Mexico,
                                          7.95%, 5/15/18                                3,197,520
     2,200,000       6.25     BBB-/Baa2   Southern California Edison Co.,
                                          Floating Rate Note (Perpetual)                2,277,000
                                                                                    -------------
                                                                                    $  24,204,219
-------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.2%
     2,268,712                    A+/A1   Nakilat, Inc., 6.267%,
                                          12/31/33 (144A)                           $   2,382,148
-------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.4%
     5,055,000                BBB+/Baa1   New York State Electric & Gas Corp.,
                                          6.15%, 12/15/17 (144A)                    $   5,606,854
       302,057                    NR/NR   Ormat Funding Corp., 8.25%,
                                          12/30/20                                        289,975
                                                                                    -------------
                                                                                    $   5,896,829
-------------------------------------------------------------------------------------------------
                                          Independent Power Producers &
                                          Energy Traders -- 0.4%
       595,000                  BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                          6/30/35 (144A)                            $     629,445
     2,105,000                BBB-/Baa3   Kiowa Power Partners LLC,
                                          5.737%, 3/30/21 (144A)                        2,237,133
     1,016,000                  BB+/Ba1   NSG Holdings LLC, 7.75%,
                                          12/15/25 (144A)                               1,082,040

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 55

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Independent Power Producers &
                                          Energy Traders -- (continued)
     2,336,778                BBB-/Baa3   Panoche Energy Center LLC,
                                          6.885%, 7/31/29 (144A)                    $   2,364,048
                                                                                    -------------
                                                                                    $   6,312,666
                                                                                    -------------
                                          Total Utilities                           $  38,795,862
-------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $504,916,031)                       $ 536,800,189
-------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS -- 15.5%
    32,831,712                  AAA/Aaa   Fannie Mae, 3.0%, 8/1/42-12/1/42          $  31,207,681
     5,986,556                  AAA/Aaa   Fannie Mae, 3.5%, 11/1/42-7/1/43              5,955,215
    15,888,775                  AAA/Aaa   Fannie Mae, 4.0%, 7/1/18-2/1/43              16,372,848
    29,297,891                  AAA/Aaa   Fannie Mae, 4.5%, 10/1/35-12/1/43            31,061,723
    11,343,927                  AAA/Aaa   Fannie Mae, 5.0%, 12/1/17-7/1/40             12,327,081
     4,883,373                  AAA/Aaa   Fannie Mae, 5.5%, 9/1/17-6/1/36               5,333,632
     4,736,087                  AAA/Aaa   Fannie Mae, 6.0%, 6/1/16-7/1/38               5,274,301
       984,472                  AAA/Aaa   Fannie Mae, 6.5%, 1/1/15-11/1/37              1,098,661
       123,388                  AAA/Aaa   Fannie Mae, 7.0%, 7/1/21-1/1/32                 138,855
         1,096                  AAA/Aaa   Fannie Mae, 7.5%, 8/1/20                          1,194
        17,852                  AAA/Aaa   Fannie Mae, 8.0%, 2/1/29-5/1/31                  20,609
     2,190,782                    NR/NR   Federal Home Loan Mortgage Corp.,
                                          3.5%, 11/1/28                                 2,293,792
     4,260,000                    NR/NR   Federal Home Loan Mortgage Corp.,
                                          4.0%, 12/1/43                                 4,379,318
       976,116                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          4.5%, 3/1/20-10/1/20                          1,036,868
     4,066,740                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.0%, 10/1/20-10/1/38                         4,380,829
     1,692,168                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.5%, 12/1/18-11/1/35                         1,838,209
     3,971,022                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.0%, 5/1/17-12/1/36                          4,416,170
       418,501                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.5%, 11/1/30-4/1/34                            468,995
       473,842                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.0%, 8/1/22-11/1/30                            524,044
     1,716,858                  AAA/Aaa   Federal National Mortgage
                                          Association, 5.0%, 8/1/40                     1,873,242
     8,422,896                    NR/NR   Government National Mortgage
                                          Association I, 4.5%, 7/15/33-8/15/41          9,040,184
     1,603,391                  AAA/Aaa   Government National Mortgage
                                          Association I, 5.0%, 10/15/18-4/15/35         1,749,302
     6,813,619                  AAA/Aaa   Government National Mortgage
                                          Association I, 5.5%, 10/15/17-2/15/37         7,505,605

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency
                                          Obligations -- (continued)
     7,386,099                  AAA/Aaa   Government National Mortgage
                                          Association I, 6.0%,
                                          4/15/14-10/15/36                          $   8,258,096
     3,633,243                  AAA/Aaa   Government National Mortgage
                                          Association I, 6.5%,
                                          1/15/29-7/15/35                               4,108,654
       642,684                  AAA/Aaa   Government National Mortgage
                                          Association I, 7.0%,
                                          4/15/28-10/15/31                                746,777
       108,499                  AAA/Aaa   Government National Mortgage
                                          Association I, 7.5%,
                                          2/15/26-12/15/31                                120,262
         5,105                  AAA/Aaa   Government National Mortgage
                                          Association I, 7.75%, 2/15/30                     5,582
     4,072,188                  AAA/Aaa   Government National Mortgage
                                          Association II, 4.5%,
                                          12/20/34-9/20/41                              4,367,283
     1,490,013                  AAA/Aaa   Government National Mortgage
                                          Association II, 5.5%,
                                          10/20/19-4/20/34                              1,626,932
        51,557                  AAA/Aaa   Government National Mortgage
                                          Association II, 6.5%,
                                          2/20/29-4/20/29                                  58,916
       234,328                  AAA/Aaa   Government National Mortgage
                                          Association II, 7.0%,
                                          11/20/28-12/20/30                               272,486
    10,000,000                   NR/Aaa   U.S. Treasury Bonds, 2.875%, 5/15/43          8,104,690
     1,200,000                   NR/Aaa   U.S. Treasury Bonds, 3.125%, 2/15/43          1,027,500
     7,620,000                  AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39           8,126,014
     1,365,000                  AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39         1,483,371
     4,650,000                  AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38          5,061,237
     2,000,000                  AA+/Aaa   U.S. Treasury Bonds, 4.375%, 5/15/40          2,172,500
     8,435,000                  AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38            9,352,306
     9,068,000                  AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39           10,051,316
     4,000,000                  AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40          4,517,500
     4,000,000                  AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31          4,901,876
                                                                                    -------------
                                                                                    $ 222,661,656
-------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND
                                          AGENCY OBLIGATIONS
                                          (Cost $219,207,650)                       $ 222,661,656
-------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 8.1%
                                          Municipal Airport -- 0.1%
     1,000,000                 BBB/Baa1   Indianapolis Airport Authority,
                                          5.1%, 1/15/17                             $   1,101,530
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 57

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Municipal Development -- 0.7%
     2,925,000                  AA-/Aa3   California Statewide Communities
                                          Development Authority, 6.0%,
                                          8/15/42                                   $   3,271,262
     2,350,000                 BBB/Baa3   Louisiana Local Government
                                          Environmental Facilities & Community
                                          Development Authority, 6.5%, 11/1/35          2,508,296
     2,560,000                 BBB/Baa1   Parish of St. John the Baptist
                                          Louisiana, 5.125%, 6/1/37                     2,510,285
     2,310,000                 BBB/Baa3   Selma Industrial Development
                                          Board, 5.8%, 5/1/34                           2,356,339
                                                                                    -------------
                                                                                    $  10,646,182
-------------------------------------------------------------------------------------------------
                                          Municipal General -- 1.2%
     4,075,000                    AA/A2   JobsOhio Beverage System,
                                          3.985%, 1/1/29                            $   3,719,904
     1,035,000                    AA/A2   JobsOhio Beverage System,
                                          4.532%, 1/1/35                                  958,576
     4,500,000                   AA-/A1   New Jersey Economic Development
                                          Authority, 0.0%, 2/15/18 (d)                  3,934,845
     2,750,000                    A+/A1   New Jersey Transportation Trust Fund
                                          Authority, 5.5%, 6/15/41                      2,857,168
     2,400,000                  AAA/Aa1   New York City Transitional Finance
                                          Authority Future Tax Secured Revenue,
                                          5.0%, 11/1/33                                 2,533,320
     1,050,000                   BBB/A3   Texas Municipal Gas Acquisition &
                                          Supply Corp. III, 5.0%, 12/15/30              1,008,200
     2,100,000                   BBB/A3   Texas Municipal Gas Acquisition &
                                          Supply Corp. III, 5.0%, 12/15/31              2,001,804
                                                                                    -------------
                                                                                    $  17,013,817
-------------------------------------------------------------------------------------------------
                                          Municipal Higher Education -- 3.6%
       525,000                  AA+/Aaa   Amherst College, 3.794%, 11/1/42          $     436,195
     1,025,000                    A+/NR   Baylor University, 4.313%, 3/1/42               894,702
     1,980,000                  AAA/Aaa   California Educational Facilities
                                          Authority, 5.0%, 6/1/43                       2,227,936
     3,000,000                  AAA/Aaa   Connecticut State Health &
                                          Educational Facility Authority,
                                          5.0%, 7/1/40                                  3,173,190
     4,600,000                  AAA/Aaa   Connecticut State Health &
                                          Educational Facility Authority,
                                          5.0%, 7/1/42                                  4,720,336
     2,850,000                  AAA/Aaa   Health & Educational Facilities
                                          Authority of the State of Missouri,
                                          5.0%, 11/15/39                                2,977,082
     2,300,000                  AAA/Aaa   Houston Higher Education Finance
                                          Corp., 4.5%, 11/15/37                         2,302,323
     1,500,000                  AAA/Aaa   Houston Higher Education Finance
                                          Corp., 5.0%, 5/15/40                          1,565,220

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Municipal Higher
                                          Education -- (continued)
     1,100,000                   AA/Aa1   Illinois Finance Authority,
                                          5.0%, 10/1/51                             $   1,082,917
     1,200,000                  AAA/Aaa   Massachusetts Development Finance
                                          Agency, 5.0%, 10/15/40                        1,279,176
     6,500,000                  AAA/Aaa   Massachusetts Health & Educational
                                          Facilities Authority, 5.5%, 11/15/36          7,192,835
     1,425,000                  AAA/Aaa   Massachusetts Health & Educational
                                          Facilities Authority, 5.5%, 7/1/32            1,731,974
     1,000,000                  AAA/Aaa   Massachusetts Health & Educational
                                          Facilities Authority, 6.0%, 7/1/36            1,120,720
     1,100,000                  AAA/Aaa   Massachusetts Institute of Technology,
                                          5.6%, 7/1/11                                  1,249,475
     1,600,000                   AA/Aa1   New York State Dormitory Authority
                                          Series A, 5.0%, 7/1/40                        1,659,936
     2,590,000                  AAA/Aaa   New York State Dormitory Authority,
                                          5.0%, 10/1/41                                 2,726,467
     2,150,000                   AA/Aa1   New York State Dormitory Authority,
                                          5.0%, 7/1/35                                  2,251,588
       875,000                  AA-/Aa3   New York State Dormitory Authority,
                                          5.0%, 7/1/37                                    911,269
     3,700,000                  AAA/Aaa   New York State Dormitory Authority,
                                          5.0%, 7/1/38                                  3,882,632
       800,000                  AAA/Aaa   Permanent University Fund, 5.0%,
                                          7/1/30                                          896,696
     3,095,000                  AAA/Aaa   President and Fellows of Harvard
                                          College, 6.3%, 10/1/37                        3,424,268
     1,900,000                    A+/A1   The George Washington University,
                                          1.827%, 9/15/17                               1,874,394
       525,000                  AAA/Aaa   The University of Texas System,
                                          5.0%, 8/15/43                                   549,675
     2,600,000                   AA/Aa1   University of California, 3.38%,
                                          5/15/28                                       2,311,946
                                                                                    -------------
                                                                                    $  52,442,952
-------------------------------------------------------------------------------------------------
                                          Municipal Medical -- 0.2%
       325,000                   AA-/A1   Massachusetts Development Finance
                                          Agency, 5.25%, 4/1/37                     $     335,650
       550,000                   AA-/A1   Massachusetts Development Finance
                                          Agency, 5.375%, 4/1/41                          569,811
     1,765,000                  AA-/Aa2   Ohio Higher Educational Facility
                                          Commission, 5.0%, 1/1/42                      1,766,271
                                                                                    -------------
                                                                                    $   2,671,732
-------------------------------------------------------------------------------------------------
                                          Municipal Pollution -- 0.4%
       995,000                  A-/Baa1   County of Sweetwater Wyoming,
                                          5.6%, 12/1/35                             $   1,008,641

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 59

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Municipal Pollution -- (continued)
       980,000                 BBB/Baa3   Courtland Industrial Development
                                          Board, 5.0%, 8/1/27                       $     971,386
     3,965,000       5.95        BBB/NR   Port Freeport Texas, Floating Rate
                                          Note, 5/15/33                                 4,151,593
                                                                                    -------------
                                                                                    $   6,131,620
-------------------------------------------------------------------------------------------------
                                          Municipal Power -- 0.3%
     4,060,000                   AA-/A1   South Carolina State Public Service
                                          Authority, 5.0%, 12/1/43                  $   4,028,657
-------------------------------------------------------------------------------------------------
                                          Municipal Transportation -- 0.2%
     1,600,000                  AA+/Aa2   Metropolitan Transit Authority of Harris
                                          County, 5.0%, 11/1/41                     $   1,651,152
       600,000                  AA-/Aa3   Port Authority of New York & New
                                          Jersey, 4.458%, 10/1/62                         508,704
                                                                                    -------------
                                                                                    $   2,159,856
-------------------------------------------------------------------------------------------------
                                          Municipal Water -- 1.0%
     2,400,000                  AAA/Aa1   City of Charleston South Carolina
                                          Waterworks & Sewer System
                                          Revenue, 5.0%, 1/1/35                     $   2,525,808
     2,800,000                  AAA/Aa1   City of Charleston South Carolina
                                          Waterworks & Sewer System
                                          Revenue, 5.0%, 1/1/41                         2,919,112
     3,275,000                  AA-/Aa3   City of San Francisco California
                                          Public Utilities Commission Water
                                          Revenue, 5.0%, 11/1/37                        3,396,764
       800,000                  AAA/Aa2   Hampton Roads Sanitation District,
                                          5.0%, 4/1/38                                    823,888
     1,415,000                  AAA/Aa1   Metropolitan Water Reclamation
                                          District of Greater Chicago, 5.0%,
                                          12/1/30                                       1,492,471
     1,200,000                  AAA/Aa1   Metropolitan Water Reclamation
                                          District of Greater Chicago, 5.0%,
                                          12/1/32                                       1,251,720
     1,750,000                   AAA/NR   Tarrant Regional Water District,
                                          5.0%, 3/1/52                                  1,779,802
                                                                                    -------------
                                                                                    $  14,189,565
-------------------------------------------------------------------------------------------------
                                          Municipal Obligation -- 0.4%
     1,800,000                  AAA/Aa1   State of Florida, 4.0%, 6/1/27            $   1,833,930
       560,000                  AA+/Aa1   State of Washington, 3.0%, 7/1/28               494,917
     1,660,000                  AA+/Aa1   State of Washington, 5.0%, 7/1/18             1,936,324
     1,400,000                  AA+/Aa1   State of Washington, 5.0%, 8/1/39             1,449,966
                                                                                    -------------
                                                                                    $   5,715,137
-------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $115,456,175)                       $ 116,101,048
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE
                                          LOAN INTERESTS -- 5.3%**
                                          ENERGY -- 0.2%
                                          Integrated Oil & Gas -- 0.1%
     1,636,642       2.74      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                          Loan, 5/2/16                              $   1,655,054
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.1%
     1,438,840       3.75        BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                          Tranche B Term Loan, 3/30/18              $   1,442,204
                                                                                    -------------
                                          Total Energy                              $   3,097,258
-------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.2%
                                          Commodity Chemicals -- 0.1%
       777,877       4.50        NR/Ba2   Tronox Pigments BV, New Term
                                          Loan, 3/19/20                             $     789,059
-------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.1%
     1,225,823       3.50       BB+/Ba1   Chemtura Corp., New Term Loan,
                                          8/29/16                                   $   1,231,952
       257,302       3.25       BB+/Ba2   Huntsman International LLC, Extended
                                          Term B Loan, 4/19/17                            257,784
                                                                                    -------------
                                                                                    $   1,489,736
-------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.0%+
       420,750       4.50          B/B1   BWAY Holding Co., Initial Term
                                          Loan, 8/31/17                             $     423,818
                                                                                    -------------
                                          Total Materials                           $   2,702,613
-------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.5%
                                          Aerospace & Defense -- 0.4%
     1,355,382       6.25         B-/B2   DAE Aviation Holdings, Inc., Tranche
                                          B-1 Loan, 11/2/18                         $   1,369,783
       614,441       6.25          B/B2   DAE Aviation Holdings, Inc., Tranche
                                          B-2 Loan, 11/2/18                               620,970
     1,310,100       3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20        1,316,028
       629,868       6.25        BB-/WR   DynCorp International, Inc., Term
                                          Loan, 7/7/16                                    636,364
       638,625       3.75      BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                          Loan, 4/18/19                                   643,514
     1,557,237       4.50        BB-/B1   TASC, Inc. Virginia, New Tranche B
                                          Term Loan, 12/18/15                           1,485,864
                                                                                    -------------
                                                                                    $   6,072,523
-------------------------------------------------------------------------------------------------
                                          Trading Companies &
                                          Distributors -- 0.1%
       590,405       4.50        BB/Ba3   WESCO Distribution, Inc., Tranche
                                          B-1 Loan, 12/12/19                        $     592,619
                                                                                    -------------
                                          Total Capital Goods                       $   6,665,142
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 61

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Air Freight & Logistics -- 0.1%
       462,700       0.14       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                          Pre-Funded Term Loan, 8/31/16             $     450,554
       843,532       5.24       CCC+/B2   CEVA Logistics US Holdings, Inc.,
                                          US Tranche B Term Loan, 8/31/16                 821,389
       351,403       5.24       CCC+/NR   EGL, Inc., EGL Tranche B Term
                                          Loan, 8/31/16                                   344,705
                                                                                    -------------
                                                                                    $   1,616,648
                                                                                    -------------
                                          Total Transportation                      $   1,616,648
-------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.6%
                                          Auto Parts & Equipment -- 0.3%
       212,095       3.17       BB-/Ba3   Allison Transmission, Inc., New Term
                                          B-2 Loan, 8/7/17                          $     212,891
     1,000,252       3.75        B+/Ba3   Allison Transmission, Inc., Term B-3
                                          Loan, 8/23/19                                 1,007,129
       903,052       2.18          B/B1   Federal-Mogul Corp., Tranche B Term
                                          Loan, 12/29/14                                  891,701
       531,440       2.18          B/B1   Federal-Mogul Corp., Tranche C Term
                                          Loan, 12/28/15                                  524,760
       832,373       5.50         NR/NR   TI Group Automotive Systems LLC,
                                          Additional Term Loan, 3/27/19                   838,876
       684,567       3.75        BB/Ba2   Tomkins LLC, Term B-2 Loan, 9/29/16             688,161
                                                                                    -------------
                                                                                    $   4,163,518
-------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.3%
     4,190,000       4.75        BB/Ba1   The Goodyear Tire & Rubber Co., Term
                                          Loan (Second Lien), 3/27/19               $   4,238,449
                                                                                    -------------
                                          Total Automobiles & Components            $   8,401,967
-------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES &
                                          APPAREL -- 0.0%+
                                          Apparel, Accessories & Luxury
                                          Goods -- 0.0%+
       652,811       3.25      BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                          12/19/19                                  $     656,891
                                                                                    -------------
                                          Total Consumer Durables & Apparel         $     656,891
-------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Casinos & Gaming -- 0.1%
     1,044,750       3.75       BB+/Ba2   Pinnacle Entertainment, Inc.,
                                          Tranche B-2 Term Loan, 8/13/20            $   1,051,280
-------------------------------------------------------------------------------------------------
                                          Restaurants -- 0.0%+
       483,875       3.75        BB/Ba3   Burger King Corp., Tranche B Term
                                          Loan (2012), 9/28/19                      $     486,640
                                                                                    -------------
                                          Total Consumer Services                   $   1,537,920
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.7%
                                          Advertising -- 0.1%
     1,075,768       6.50         B-/B1   Affinion Group, Inc., Tranche B Term
                                          Loan, 10/9/16                             $   1,062,513
-------------------------------------------------------------------------------------------------
                                          Broadcasting -- 0.2%
     2,288,878       4.50         B+/B2   Univision Communications, Inc.,
                                          2013 Converted Extended First-Lien
                                          Term Loan, 3/1/20                         $   2,304,818
-------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.1%
     1,716,375       3.00      BB+/Baa3   Charter Communications Operating
                                          LLC, Term F Loan, 1/1/21                  $   1,703,931
       197,011       4.75          B/B1   WideOpenWest Finance LLC, Term B
                                          Loan, 4/1/19                                    198,231
                                                                                    -------------
                                                                                    $   1,902,162
-------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 0.1%
       595,494       4.50       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                          Loan, 2/28/18                             $     597,727
     1,421,438       3.50        BB/Ba3   Live Nation Entertainment, Inc.,
                                          Term B-1 Loan, 8/17/20                        1,425,436
                                                                                    -------------
                                                                                    $   2,023,163
-------------------------------------------------------------------------------------------------
                                          Publishing -- 0.2%
     2,241,695       3.75       BB-/Ba3   Interactive Data Corp., Refinanced
                                          Term Loan, 2/11/18                        $   2,248,001
                                                                                    -------------
                                          Total Media                               $   9,540,657
-------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.3%
                                          Automotive Retail -- 0.3%
     3,817,125       4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                          5/24/17                                   $   3,843,356
                                                                                    -------------
                                          Total Retailing                           $   3,843,356
-------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.1%
                                          Agricultural Products -- 0.1%
     1,255,000       3.25         NR/NR   Darling International, Inc., Tranche
                                          B-1 (1st Lien) Term Loan, 12/19/20        $   1,267,550
-------------------------------------------------------------------------------------------------
                                          Packaged Foods & Meats -- 0.0%+
        23,820       3.25       BB-/Ba3   Pinnacle Foods Finance LLC, New Term
                                          Loan G, 4/29/20                           $      23,831
                                                                                    -------------
                                          Total Food, Beverage & Tobacco            $   1,291,381
-------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL
                                          PRODUCTS -- 0.1%
                                          Household Products -- 0.0%+
       161,200       5.25         B-/B2   WASH Multifamily Laundry Systems
                                          LLC, U.S. Term Loan, 2/21/19              $     161,804
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 63

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Personal Products -- 0.1%
       861,429       3.50       BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17        $     868,787
                                                                                    -------------
                                          Total Household & Personal Products       $   1,030,591
-------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT &
                                          SERVICES -- 0.8%
                                          Health Care Equipment -- 0.0%+
       561,679       3.75      BBB-/Ba2   Hologic, Inc., Refinancing Tranche B
                                          Term Loan, 8/1/19                         $     565,892
-------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.2%
     2,155,745       5.00        BB-/B1   Immucor, Inc., Term B-2 Loan, 8/19/18     $   2,170,117
-------------------------------------------------------------------------------------------------
                                          Health Care Services -- 0.1%
       544,500       6.75         B+/B1   Ardent Medical Services, Inc., 1st Lien
                                          Term Loan, 5/2/18                         $     547,450
       388,000       4.50       BB-/Ba2   DaVita HealthCare Partners, Inc.,
                                          Tranche B Term Loan, 10/20/16                   391,334
                                                                                    -------------
                                                                                    $     938,784
-------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.5%
     2,199,732       3.74        BB/Ba2   CHS, Extended Term Loan, 1/25/17          $   2,218,979
       746,030       3.00        BB/Ba3   HCA, Inc., Tranche B-4 Term Loan,
                                          5/1/18                                          747,633
     1,789,129       3.00        BB/Ba3   HCA, Inc., Tranche B-5 Term Loan,
                                          3/31/17                                       1,792,623
     1,621,095       3.50       BB-/Ba3   Health Management Associates, Inc.,
                                          Replacement Term B Loan, 11/16/18             1,623,122
       704,687       2.42       BB+/Ba2   Universal Health Services, Inc.,
                                          Tranche B-1 Term Loan, 11/15/16                 708,651
                                                                                    -------------
                                                                                    $   7,091,008
-------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 0.0%+
       457,240       3.75        BB-/Ba3  IMS Health, Inc., Tranche B-1 Dollar Term
                                          Loan, 9/1/17                              $     459,755
                                                                                    -------------
                                          Total Health Care Equipment
                                          & Services                                $  11,225,556
-------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY
                                          & LIFE SCIENCES -- 0.4%
                                          Biotechnology -- 0.0%+
       998,324       4.25       BB+/Ba1   Grifols, Inc., New U.S. Tranche B Term
                                          Loan, 6/1/17                              $   1,005,951
-------------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- 0.2%
     1,688,978       0.00         NR/NR   Royalty Pharma, Tranche B-2 Term
                                          Loan, 5/9/18                              $   1,695,663
       152,673       4.00       BB+/Ba1   Endo Health Solutions, Inc., Term
                                          Loan B 2011, 6/17/18                            153,016

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- (continued)
       617,188       3.75        BB/Ba1   Valeant Pharmaceuticals International,
                                          Inc., Series C-2 Tranche B Term
                                          Loan, 12/11/19                            $     622,533
                                                                                    -------------
                                                                                    $   2,471,212
-------------------------------------------------------------------------------------------------
                                          Life Sciences Tools & Services -- 0.2%
     2,686,866       3.74       BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                          Refinancing Dollar Term-1 (2016),
                                          9/15/16                                   $   2,703,100
                                                                                    -------------
                                          Total Pharmaceuticals,
                                          Biotechnology & Life Sciences             $   6,180,263
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Other Diversified
                                          Financial Services -- 0.1%
       999,288       5.75        BB/Ba3   WorldPay, Facility B2A Term Loan,
                                          8/6/17                                    $   1,011,029
                                                                                    -------------
                                          Total Diversified Financials              $   1,011,029
-------------------------------------------------------------------------------------------------
                                          INSURANCE -- 0.4%
                                          Insurance Brokers -- 0.4%
     6,271,769       4.25         NR/NR   USI Insurance Services, Tranche B
                                          Term Loan, 12/30/19                       $   6,310,967
                                                                                    -------------
                                          Total Insurance                           $   6,310,967
-------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.2%
                                          Internet Software & Services -- 0.1%
     1,380,950       4.00       BB+/Ba3   AutoTrader.com, Inc., Tranche B-1
                                          Term Loan, 12/15/16                       $   1,390,013
-------------------------------------------------------------------------------------------------
                                          IT Consulting & Other Services -- 0.1%
     1,017,010       3.92        BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                          Term Loan, 2/28/17                        $   1,022,413
-------------------------------------------------------------------------------------------------
                                          Application Software -- 0.0%+
       374,505       3.00      BB+/Baa3   Nuance Communications, Inc., Term C
                                          Loan, 8/7/19                              $     372,866
-------------------------------------------------------------------------------------------------
                                          Systems Software -- 0.0%+
       119,969       2.17        BB/Ba3   The Reynolds & Reynolds Co.,
                                          Tranche B Term Loan, 4/21/16              $     120,455
                                                                                    -------------
                                          Total Software & Services                 $   2,905,747
-------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE &
                                          EQUIPMENT -- 0.0%+
                                          Communications Equipment -- 0.0%+
       330,657       0.00         NR/NR   CommScope Inc., Tranche B (1st Lien)
                                          Term Loan, 1/21/17                        $     332,311

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 65

-------------------------------------------------------------------------------------------------
Principal        Floating   S&P/Moody's
Amount ($)       Rate (b)   Ratings                                                 Value
-------------------------------------------------------------------------------------------------
                                          Communications
                                          Equipment -- (continued)
       495,986       3.25         NR/NR   CommScope Inc., Tranche B Term
                                          Loan, 1/14/18                             $     500,016
                                                                                    -------------
                                                                                    $     832,327
                                                                                    -------------
                                          Total Technology Hardware
                                          & Equipment                               $     832,327
-------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS &
                                          SEMICONDUCTOR EQUIPMENT -- 0.3%
                                          Semiconductor Equipment -- 0.2%
     3,048,411       4.50         NR/B1   Aeroflex, Inc., Tranche B-1 Term
                                          Loan, 11/9/19                             $   3,078,566
-------------------------------------------------------------------------------------------------
                                          Semiconductors -- 0.1%
       826,238       2.99        BB+/WR   Microsemi Corp., Term Loan, 2/19/20       $     831,402
                                                                                    -------------
                                          Total Semiconductors &
                                          Semiconductor Equipment                   $   3,909,968
-------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION
                                          SERVICES -- 0.1%
                                          Integrated Telecommunication
                                          Services -- 0.1%
     1,950,113       4.00       BB-/Ba3   Cincinnati Bell, Inc., Tranche B Term
                                          Loan, 9/10/20                             $   1,956,729
                                                                                    -------------
                                          Total Telecommunication Services          $   1,956,729
-------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.1%
                                          Independent Power Producers &
                                          Energy Traders -- 0.1%
     1,335,930       2.75      BB+/Baa3   NRG Energy, Inc., Term Loan
                                          (2013), 7/1/18                            $   1,334,631
       793,416       4.75       BB+/Ba1   NSG Holdings LLC, New Term
                                          Loan, 12/11/19                                  807,301
                                                                                    -------------
                                                                                    $   2,141,932
                                                                                    -------------
                                          Total Utilities                           $   2,141,932
-------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $75,306,955)                        $  76,858,942
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/13

-------------------------------------------------------------------------------------------------
Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                          RIGHTS / WARRANTS -- 0.0%+
                                          AUTOMOBILES &
                                          COMPONENTS -- 0.0%+
                                          Auto Parts & Equipment -- 0.0%+
           247                            Lear Corp., 11/9/14                      $       40,273
-------------------------------------------------------------------------------------------------
                                          TOTAL RIGHTS / WARRANTS
                                          (Cost $13,341)                           $       40,273
-------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN
                                          SECURITIES -- 98.0%
                                          (Cost $1,364,497,599) (a)                $1,407,628,284
-------------------------------------------------------------------------------------------------
                                          OTHER ASSETS & LIABILITIES -- 2.0%       $   29,200,065
-------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%               $1,436,828,349
=================================================================================================

NR            Not rated by either S&P or Moody's.

WR            Withdrawn rating.

REIT          Real Estate Investment Trust.

+             Rounds to less than 0.01%.

(Perpetual)   Security with no stated maturity date.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $383,015,667 or 26.7% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,367,115,146 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $ 63,373,336

              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                             (22,860,198)
                                                                                      ------------
              Net unrealized appreciation                                             $ 40,513,138
                                                                                      ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 67

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2013 were as follows:

              -----------------------------------------------------------------------------
                                                               Purchases       Sales
              -----------------------------------------------------------------------------
              Long-Term U.S. Government Securities             $17,112,310     $116,962,024
              Other Long-Term Securities                       $92,061,322     $180,977,296

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                   Level 1         Level 2             Level 3        Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds        $         --    $      11,647,500   $         --   $   11,647,500
Preferred Stocks                     27,286,440            6,503,300      3,296,244       37,085,984
Convertible Preferred Stocks          6,199,050                   --             --        6,199,050
Asset Backed Securities                      --          123,364,977             --      123,364,977
Collateralized Mortgage
   Obligations                               --          276,868,665             --      276,868,665
Corporate Bonds                              --          536,000,134        800,055      536,800,189
U.S. Government Agency
   Obligations                               --          222,661,656             --      222,661,656
Municipal Bonds                              --          116,101,048             --      116,101,048
Senior Floating Rate Loan
   Interests                                 --           76,858,942             --       76,858,942
Rights/Warrants                          40,273                   --             --           40,273
----------------------------------------------------------------------------------------------------
Total                              $ 33,525,763    $   1,370,006,222   $  4,096,299   $1,407,628,284
====================================================================================================
Other Financial Instruments
Unrealized Appreciation on
   Futures Contracts               $    798,907                   --             --   $      798,907
----------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                     $    798,907    $              --   $         --   $      798,907
====================================================================================================

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/13

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                                        Preferred         Corporate
                                                        Stocks            Bonds           Total
----------------------------------------------------------------------------------------------------
Balance as of 6/30/13                                   $2,241,535        $787,549        $3,029,084
Realized gain (loss)(1)                                         --              --                --
Change in unrealized appreciation (depreciation)(2)        154,709          12,506           167,215
Net purchases (sales)                                      900,000              --           900,000
Transfers in and out of Level 3**                               --              --                --
----------------------------------------------------------------------------------------------------
Balance as of 12/31/13                                  $3,296,244        $800,055        $4,096,299
====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**  Transfers are calculated on the beginning of period values.

    During the six months ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still held
    as of 12/31/13                                                                    $ 167,215
                                                                                      ---------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 69

Statement of Assets and Liabilities | 12/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,364,497,599)                 $1,407,628,284
  Cash                                                               26,651,948
  Futures Collateral                                                    279,447
  Receivables --
     Investment securities sold                                          81,694
     Fund shares sold                                                 5,084,576
     Interest                                                        11,002,513
     Dividends                                                          223,478
     Due from Pioneer Investment Management, Inc.                       112,889
  Net unrealized appreciation on futures contracts                      798,907
  Other assets                                                           77,358
--------------------------------------------------------------------------------
        Total assets                                             $1,451,941,094
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                             $    8,823,635
     Fund shares repurchased                                          3,745,392
     Dividends                                                        2,006,323
  Due to affiliates                                                     381,258
  Accrued expenses                                                      156,137
--------------------------------------------------------------------------------
        Total liabilities                                        $   15,112,745
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                $1,413,033,890
  Distributions in excess of net investment income                   (3,868,432)
  Accumulated net realized loss on investments
     and futures contracts                                          (16,266,701)
  Net unrealized appreciation on investments                         43,130,685
  Net unrealized appreciation on futures contracts                      798,907
--------------------------------------------------------------------------------
        Total net assets                                         $1,436,828,349
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $533,803,989/55,619,338 shares)              $         9.60
  Class B (based on $6,837,231/716,805 shares)                   $         9.54
  Class C (based on $75,376,023/7,941,284 shares)                $         9.49
  Class K (based on $1,246,785/129,885 shares)                   $         9.60
  Class R (based on $36,041,603/3,721,913 shares)                $         9.68
  Class Y (based on $779,899,089/82,022,429 shares)              $         9.51
  Class Z (based on $3,623,629/376,646 shares)                   $         9.62
MAXIMUM OFFERING PRICE:
  Class A ($9.60 / 95.5% )                                       $        10.05
================================================================================

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/13

Statement of Operations (unaudited)

For the Six Months Ended 12/31/13

INVESTMENT INCOME:
  Interest                                                          $ 32,774,834
  Dividends                                                            1,225,066
------------------------------------------------------------------------------------------------
         Total investment income                                                   $ 33,999,900
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  3,588,172
  Transfer agent fees
     Class A                                                             143,558
     Class B                                                              16,929
     Class C                                                              18,714
     Class K                                                                  76
     Class R                                                               4,271
     Class Y                                                              28,390
     Class Z                                                               2,526
  Distribution fees
     Class A                                                             692,915
     Class B                                                              38,859
     Class C                                                             402,348
     Class R                                                              83,078
  Shareholder communications expense                                     919,150
  Administrative reimbursements                                          227,879
  Custodian fees                                                          53,675
  Registration fees                                                       53,401
  Professional fees                                                       52,367
  Printing expense                                                        20,685
  Fees and expenses of nonaffiliated Trustees                             23,782
  Miscellaneous                                                           56,040
------------------------------------------------------------------------------------------------
         Total expenses                                                            $  6,426,815
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                     (449,795)
------------------------------------------------------------------------------------------------
         Net expenses                                                              $  5,977,020
------------------------------------------------------------------------------------------------
            Net investment income                                                  $ 28,022,880
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND CREDIT DEFAULT SWAPS:
  Net realized gain on:
     Investments                                                    $  4,023,482
     Futures contracts                                                    37,482
     Credit default swaps                                                229,371   $  4,290,335
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                    $(12,897,861)
     Futures contracts                                                   442,783
     Credit default swaps                                               (195,506)  $(12,650,584)
------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and credit
     default swaps                                                                 $ (8,360,249)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $ 19,662,631
================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 71

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 12/31/13              Year Ended
                                                                 (unaudited)           6/30/13
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   28,022,880        $   60,853,512
Net realized gain (loss) on investments, futures
  contracts and credit default swaps                                  4,290,335              (151,123)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and credit
  default swaps                                                     (12,650,584)          (14,758,493)
------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $   19,662,631        $   45,943,896
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.37 per share, respectively)          $  (11,879,900)       $  (19,971,054)
      Class B ($0.16 and $0.27 per share, respectively)                (124,299)             (315,610)
      Class C ($0.17 and $0.29 per share, respectively)              (1,372,700)           (2,893,417)
      Class K ($0.23 and $0.21 per share, respectively)                  (2,037)                 (215)
      Class R ($0.19 and $0.34 per share, respectively)                (661,143)             (922,219)
      Class Y ($0.22 and $0.39 per share, respectively)             (17,921,697)          (36,953,978)
      Class Z ($0.22 and $0.40 per share, respectively)                 (85,160)             (201,696)
------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $  (32,046,936)       $  (61,258,189)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  205,942,004        $  622,314,487
Reinvestment of distributions                                        25,721,298            46,411,448
Cost of shares repurchased                                         (397,836,986)         (471,635,739)
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $ (166,173,684)       $  197,090,196
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ (178,557,989)       $  181,775,903
NET ASSETS:
Beginning of period                                               1,615,386,338         1,433,610,435
------------------------------------------------------------------------------------------------------
End of period                                                    $1,436,828,349        $1,615,386,338
======================================================================================================
Undistributed (distributions in excess of) net
  investment income                                              $   (3,868,432)       $      155,624
======================================================================================================

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/13

----------------------------------------------------------------------------------------------------------
                                       '13 Shares       '13 Amount
                                       (unaudited)      (unaudited)         '13 Shares      '13 Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                              8,782,544      $   85,059,586       24,375,983     $ 241,840,642
Reinvestment of distributions            1,131,194          10,907,239        1,779,061        17,627,684
Less shares repurchased                (12,762,901)       (122,866,715)     (14,312,751)     (141,497,556)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)           (2,849,163)     $  (26,899,890)      11,842,293     $ 117,970,770
==========================================================================================================
Class B
Shares exchanged                            10,730      $      102,793           88,345     $     868,374
Reinvestment of distributions               10,899             104,414           28,586           281,456
Less shares repurchased                   (220,632)         (2,112,382)        (538,851)       (5,303,792)
----------------------------------------------------------------------------------------------------------
      Net decrease                        (199,003)     $   (1,905,175)        (421,920)    $  (4,153,962)
==========================================================================================================
Class C
Shares sold                                513,697      $    4,898,305        2,835,146     $  27,818,936
Reinvestment of distributions              106,781           1,017,900          216,666         2,124,028
Less shares repurchased                 (1,852,815)        (17,663,544)      (3,614,367)      (35,367,504)
----------------------------------------------------------------------------------------------------------
      Net decrease                      (1,232,337)     $  (11,747,339)        (562,555)    $  (5,424,540)
==========================================================================================================
Class K*
Shares sold                                129,697      $    1,246,978            1,007     $      10,000
Reinvestment of distributions                  195               1,873               --                --
Less shares repurchased                     (1,014)             (9,807)              --                --
----------------------------------------------------------------------------------------------------------
      Net increase                         128,878      $    1,239,044            1,007     $      10,000
==========================================================================================================
Class R
Shares sold                              1,190,901      $   11,589,809        1,825,311     $  18,270,357
Reinvestment of distributions               63,893             621,307           83,994           839,417
Less shares repurchased                   (726,421)         (7,069,557)      (1,149,162)      (11,490,246)
----------------------------------------------------------------------------------------------------------
      Net increase                         528,373      $    5,141,559          760,143     $   7,619,528
==========================================================================================================
Class Y
Shares sold                             10,697,844      $  102,335,589       33,476,220     $ 328,848,985
Reinvestment of distributions            1,359,422          12,985,647        2,580,484        25,341,202
Less shares repurchased                (25,644,181)       (245,098,200)     (28,264,359)     (276,929,646)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)          (13,586,915)     $ (129,776,964)       7,792,345     $  77,260,541
==========================================================================================================
Class Z
Shares sold                                 73,262      $      708,944          468,315     $   4,657,193
Reinvestment of distributions                8,579              82,918           19,896           197,661
Less shares repurchased                   (312,465)         (3,016,781)        (106,004)       (1,046,995)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease)             (230,624)     $   (2,224,919)         382,207     $   3,807,859
==========================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 73

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year       Year       Year       Year
                                                               12/31/13     Ended      Ended      Ended      Ended      Ended
                                                               (unaudited)  6/30/13    6/30/12    6/30/11    6/30/10    6/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $   9.67     $   9.73   $   9.66   $   9.44   $   8.63   $   9.10
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $   0.18     $   0.38   $   0.42   $   0.45   $   0.45   $   0.50
   Net realized and unrealized gain (loss) on investments         (0.04)       (0.07)      0.13       0.21       0.80      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $   0.14     $   0.31   $   0.55   $   0.66   $   1.25   $   0.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.21)    $  (0.37)  $  (0.43)  $  (0.44)  $  (0.44)  $  (0.55)
   Net realized gain                                                 --           --      (0.05)        --         --      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.21)    $  (0.37)  $  (0.48)  $  (0.44)  $  (0.44)  $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.07)    $  (0.06)  $   0.07   $   0.22   $   0.81   $  (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.60     $   9.67   $   9.73   $   9.66   $   9.44   $   8.63
====================================================================================================================================
Total return*                                                      1.47%        3.21%      5.91%      7.08%     14.71%      2.65%
Ratio of net expenses to average net assets                        0.85%**      0.85%      0.85%      0.85%      0.85%      0.89%(a)
Ratio of net investment income to average net assets               3.74%**      3.77%      4.35%      4.63%      4.86%      5.88%
Portfolio turnover rate                                              15%**        28%        21%        36%        41%        34%
Net assets, end of period (in thousands)                       $533,804     $565,569   $453,772   $500,905   $420,706   $320,036
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.00%**      1.01%      1.03%      1.06%      1.07%      1.09%
   Net investment income                                           3.59%**      3.61%      4.17%      4.42%      4.64%      5.68%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2015.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/13

---------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year      Year      Year      Year      Year
                                                              12/31/13     Ended     Ended     Ended     Ended     Ended
                                                              (unaudited)  6/30/13   6/30/12   6/30/11   6/30/10   6/30/09
---------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $  9.61      $  9.67   $  9.60   $  9.38   $  8.58   $  9.05
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $  0.13      $  0.27   $  0.31   $  0.35   $  0.35   $  0.42
   Net realized and unrealized gain (loss) on investments       (0.04)       (0.06)     0.14      0.21      0.79     (0.31)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $  0.09      $  0.21   $  0.45   $  0.56   $  1.14   $  0.11
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.16)     $ (0.27)  $ (0.33)  $ (0.34)  $ (0.34)  $ (0.47)
   Net realized gain                                               --           --     (0.05)       --        --     (0.11)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.16)     $ (0.27)  $ (0.38)  $ (0.34)  $ (0.34)  $ (0.58)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.07)     $ (0.06)  $  0.07   $  0.22   $  0.80   $ (0.47)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.54      $  9.61   $  9.67   $  9.60   $  9.38   $  8.58
===========================================================================================================================
Total return*                                                    0.94%        2.15%     4.82%     5.99%    13.47%     1.62%
Ratio of net expenses to average net assets                      1.90%**      1.90%     1.90%     1.90%     1.90%     1.90%
Ratio of net investment income to average net assets             2.70%**      2.78%     3.31%     3.59%     3.89%     4.90%
Portfolio turnover rate                                            15%**        28%       21%       36%       41%       34%
Net assets, end of period (in thousands)                      $ 6,837      $ 8,805   $12,942   $18,474   $27,342   $31,738
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.13%**      2.05%     2.02%     1.95%     1.98%     1.99%
   Net investment income                                         2.46%**      2.63%     3.19%     3.54%     3.81%     4.81%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 75

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year      Year      Year      Year      Year
                                                                    12/31/13      Ended     Ended     Ended     Ended     Ended
                                                                    (unaudited)   6/30/13   6/30/12   6/30/11   6/30/10   6/30/09
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  9.57       $  9.63   $  9.55   $  9.34   $  8.54   $  9.02
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $  0.14       $  0.29   $  0.33   $  0.36   $  0.37   $  0.42
   Net realized and unrealized gain (loss) on investments             (0.05)        (0.06)     0.15      0.20      0.78     (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                             $  0.09       $  0.23   $  0.48   $  0.56   $  1.15   $  0.11
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $ (0.17)      $ (0.29)  $ (0.35)  $ (0.35)  $ (0.35)  $ (0.48)
   Net realized gain                                                     --            --     (0.05)       --        --     (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.17)      $ (0.29)  $ (0.40)  $ (0.35)  $ (0.35)  $ (0.59)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.08)      $ (0.06)  $  0.08   $  0.21   $  0.80   $ (0.48)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.49       $  9.57   $  9.63   $  9.55   $  9.34   $  8.54
==================================================================================================================================
Total return*                                                          0.92%         2.33%     5.12%     6.06%    13.63%     1.62%
Ratio of net expenses to average net assets                            1.71%**       1.72%     1.73%     1.73%     1.79%     1.83%
Ratio of net investment income to average net assets                   2.89%**       2.93%     3.47%     3.75%     3.91%     4.93%
Portfolio turnover rate                                                  15%**         28%       21%       36%       41%       34%
Net assets, end of period (in thousands)                            $75,376       $87,763   $93,737   $82,915   $81,892   $53,045
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      1.71%**       1.72%     1.73%     1.73%     1.79%     1.83%
   Net investment income                                               2.89%**       2.93%     3.47%     3.75%     3.91%     4.93%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/13

--------------------------------------------------------------------------------------------------------
                                                                              Six Months
                                                                              Ended         12/20/12 (a)
                                                                              12/31/13      to
                                                                              (unaudited)   6/30/13
--------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                          $  9.67       $  9.94
--------------------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment income                                                       $  0.21       $  0.20
  Net realized and unrealized loss on investments                               (0.05)        (0.26)
--------------------------------------------------------------------------------------------------------
Net decrease from investment operations                                       $  0.16       $ (0.06)
--------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                       $ (0.23)      $ (0.21)
--------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                               $ (0.07)      $ (0.27)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  9.60       $  9.67
========================================================================================================
Total return*                                                                    1.62%        (0.61)%(b)
Ratio of net expenses to average net assets                                      0.80%**       0.57%**
Ratio of net investment income to average net assets                             2.47%**       3.86%**
Portfolio turnover rate                                                            15%**         28%**
Net assets, end of period (in thousands)                                      $ 1,247       $    10
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                 0.80%**       0.57%**
  Net investment income                                                          2.47%**       3.86%**
========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 77

------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year      Year      Year      Year      Year
                                                                 12/31/13     Ended     Ended     Ended     Ended     Ended
                                                                 (unaudited)  6/30/13   6/30/12   6/30/11   6/30/10   6/30/09
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $  9.76      $  9.82   $  9.74   $  9.52   $  8.71   $  9.18
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $  0.16      $  0.34   $  0.39   $  0.41   $  0.42   $  0.48
   Net realized and unrealized gain (loss) on investments          (0.05)       (0.06)     0.14      0.22      0.80     (0.31)
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $  0.11      $  0.28   $  0.53   $  0.63   $  1.22   $  0.17
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.19)     $ (0.34)  $ (0.40)  $ (0.41)  $ (0.41)  $ (0.53)
   Net realized gain                                                  --           --     (0.05)       --        --     (0.11)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.19)     $ (0.34)  $ (0.45)  $ (0.41)  $ (0.41)  $ (0.64)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.08)     $ (0.06)  $  0.08   $  0.22   $  0.81   $ (0.47)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.68      $  9.76   $  9.82   $  9.74   $  9.52   $  8.71
==============================================================================================================================
Total return*                                                       1.17%        2.80%     5.58%     6.67%    14.18%     2.35%
Ratio of net expenses to average net assets                         1.25%**      1.25%     1.25%     1.24%     1.25%     1.25%
Ratio of net investment income to average net assets                3.33%**      3.36%     3.94%     4.25%     4.50%     5.53%
Portfolio turnover rate                                               15%**        28%       21%       36%       41%       34%
Net assets, end of period (in thousands)                         $36,042      $31,169   $23,892   $20,508   $18,186   $15,404
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.42%**      1.35%     1.35%     1.24%     1.26%     1.30%
   Net investment income                                            3.16%**      3.26%     3.84%     4.25%     4.49%     5.48%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/13

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year       Year       Year       Year       Year
                                                                 12/31/13     Ended      Ended      Ended      Ended      Ended
                                                                 (unaudited)  6/30/13    6/30/12    6/30/11    6/30/10    6/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $   9.58     $   9.65   $   9.57   $   9.36   $   8.55   $   9.02
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $   0.19     $   0.39   $   0.44   $   0.47   $   0.47   $   0.53
   Net realized and unrealized gain (loss) on investments           (0.04)       (0.07)      0.14       0.20       0.79      (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $   0.15     $   0.32   $   0.58   $   0.67   $   1.26   $   0.22
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $  (0.22)    $  (0.39)  $  (0.45)  $  (0.46)  $  (0.45)  $  (0.58)
   Net realized gain                                                   --           --      (0.05)        --         --      (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.22)    $  (0.39)  $  (0.50)  $  (0.46)  $  (0.45)  $  (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.07)    $  (0.07)  $   0.08   $   0.21   $   0.81   $  (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.51     $   9.58   $   9.65   $   9.57   $   9.36   $   8.55
===================================================================================================================================
Total return*                                                        1.56%        3.34%      6.27%      7.25%     15.06%      2.95%
Ratio of net expenses to average net assets                          0.66%**      0.66%      0.65%      0.61%      0.61%      0.63%
Ratio of net investment income to average net assets                 3.93%**      3.97%      4.55%      4.88%      5.13%      6.10%
Portfolio turnover rate                                                15%**        28%        21%        36%        41%        34%
Net assets, end of period (in thousands)                         $779,899     $916,182   $847,072   $717,433   $713,869   $589,661
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.66%**      0.66%      0.65%      0.61%      0.61%      0.64%
   Net investment income                                             3.93%**      3.97%      4.55%      4.88%      5.13%      6.09%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.


                             Pioneer Bond Fund | Semiannual Report | 12/31/13 79

-----------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year      Year      Year      Year      Year
                                                               12/31/13      Ended     Ended     Ended     Ended     Ended
                                                               (unaudited)   6/30/13   6/30/12   6/30/11   6/30/10   6/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                           $  9.70       $  9.76   $  9.68   $  9.46   $  8.67   $  9.10
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $  0.20       $  0.40   $  0.45   $  0.47   $  0.48   $  0.54
   Net realized and unrealized gain (loss) on investments        (0.06)        (0.06)     0.14      0.21      0.77     (0.28)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $  0.14       $  0.34   $  0.59   $  0.68   $  1.25   $  0.26
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.22)      $ (0.40)  $ (0.46)  $ (0.46)  $ (0.46)  $ (0.58)
   Net realized gain                                                --            --     (0.05)       --        --     (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.22)      $ (0.40)  $ (0.51)  $ (0.46)  $ (0.46)  $ (0.69)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.08)      $ (0.06)  $  0.08   $  0.22   $  0.79   $ (0.43)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.62       $  9.70   $  9.76   $  9.68   $  9.46   $  8.67
=============================================================================================================================
Total return*                                                     1.47%         3.41%     6.23%     7.30%    14.68%     3.42%
Ratio of net expenses to average net assets                       0.65%**       0.65%     0.65%     0.65%     0.63%     0.65%
Ratio of net investment income to average net assets              3.89%**       3.95%     4.50%     4.82%     5.00%     5.91%
Portfolio turnover rate                                             15%**         28%       21%       36%       41%       34%
Net assets, end of period (in thousands)                       $ 3,624       $ 5,889   $ 2,196   $   787   $   720   $   382
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.81%**       0.87%     0.83%     0.72%     0.63%     0.67%
   Net investment income                                          3.73%**       3.73%     4.32%     4.75%     5.00%     5.89%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/13

Notes to Financial Statements | 12/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 81

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

82 Pioneer Bond Fund | Semiannual Report | 12/31/13

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 83

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                          2013              2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                               $61,258,189       $61,062,120
     Long-term capital gain                                 --         6,835,526
     ---------------------------------------------------------------------------
          Total                                    $61,258,189       $67,897,646
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2013:

     ---------------------------------------------------------------------------
                                                                           2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  2,242,622
     Capital loss carryforward                                      (18,403,543)
     Dividends payable                                               (1,067,036)
     Net unrealized appreciation                                     53,406,721
     ---------------------------------------------------------------------------
          Total                                                    $ 36,178,764
     ===========================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $23,839 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2013.

84 Pioneer Bond Fund | Semiannual Report | 12/31/13

D.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 85

F.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2013 was $279,447 Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended December 31, 2013 was $127,919,386.

    At December 31, 2013, open futures contracts were as follows:

---------------------------------------------------------------------------------------
                           Number of                                     Unrealized
                           Contracts      Settlement                     Appreciation/
Type                       Long/(Short)   Month        Value             (Depreciation)
---------------------------------------------------------------------------------------
U.S. Long Bond (CBT)       127            3/14         $ 16,295,688      $(271,847)
U.S. Ultra Bond (CBT)      65             3/14            8,856,250       (133,554)
U.S. 10 Year Note (CBT)    (193)          3/14          (23,748,048)       434,275
U.S. 2 Year Note (CBT)     (202)          3/14          (44,402,125)        78,905
U.S. 5 Year Note (CBT)     (456)          3/14          (54,406,500)       691,128
---------------------------------------------------------------------------------------
                                                       $(97,404,735)     $ 798,907
---------------------------------------------------------------------------------------

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

86 Pioneer Bond Fund | Semiannual Report | 12/31/13

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 87

    During the six months ended December 31, 2013, the Fund entered into one credit default swap contract, with a notional amount of $14,000,000. The Fund had no outstanding credit default swap contracts as of December 31, 2013.

    The average value of swap contracts open during the six months ended December 31, 2013 was $14,176,840.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the six months ended December 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.48% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $98,052 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2013, such out-of-pocket expenses by class of shares were as follows:

88 Pioneer Bond Fund | Semiannual Report | 12/31/13

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $408,661
Class B                                                                    5,756
Class C                                                                   45,251
Class R                                                                   57,815
Class Y                                                                  399,056
Class Z                                                                    2,611
--------------------------------------------------------------------------------
   Total                                                                $919,150
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $257,733 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,473 in distribution fees payable to PFD at December 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 89
cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 2013, CDSC in the amount of $10,328 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of fiscal year end is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2013, the Fund had no borrowings under the credit facility.

90 Pioneer Bond Fund | Semiannual Report | 12/31/13

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2013 were as follows:

------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments         Asset Derivatives 2013            Liabilities Derivatives 2013
Under Accounting            ----------------------------      ----------------------------
Standards Codification      Balance Sheet                     Balance Sheet
(ASC) 815                   Location            Value         Location             Value
------------------------------------------------------------------------------------------
Interest Rate Futures*      Net unrealized                    Net unrealized
                            appreciation on                   depreciation on
                            futures contracts   $798,907      futures contracts    $    --
------------------------------------------------------------------------------------------
Total                                           $798,907                           $    --
==========================================================================================

* Reflects the unrealized appreciation on futures contracts (see Note 1F).

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2013 was as follows:

----------------------------------------------------------------------------------------------
                                                                             Change in
Derivatives Not                                               Realized       Unrealized
Accounted for as                                              Gain or        Appreciation
Hedging Instruments                                           Loss on        or (Depreciation)
Under Accounting         Location of Gain or (Loss)           Derivatives    on Derivatives
Standards Codification   on Derivatives Recognized            Recognized     Recognized
(ASC) 815                in Income                            in Income      in Income
----------------------------------------------------------------------------------------------
Interest Rate Futures    Net realized gain (loss) on
                         futures contracts                    $ 37,482
Interest Rate Futures    Change in unrealized appreciation
                         (depreciation) on
                         futures contracts                                   $ 442,783
Credit Default Swaps     Net realized gain (loss) on
                         credit default swaps                 $229,371
Credit Default Swaps     Change in unrealized appreciation
                         (depreciation) on credit
                         default swaps                                       $(195,506)

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 91

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund

92 Pioneer Bond Fund | Semiannual Report | 12/31/13 assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and ten year periods ended June 30, 2013 and in the second quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 93

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the third quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period, and that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class Y shares was approximately six basis points higher than the median expense ratio of the Fund's Morningstar peer group, and approximately the same as the median expense ratio of the Fund's Strategic Insight peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs

94 Pioneer Bond Fund | Semiannual Report | 12/31/13 additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 95

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

96 Pioneer Bond Fund | Semiannual Report | 12/31/13

Trustees, Officers and Service Providers

Trustees+                               Officers
Thomas J. Perna, Chairman               Daniel K. Kingsbury, President and
David R. Bock                              Chief Executive Officer*
Benjamin M. Friedman                    Mark E. Bradley, Treasurer**
Margaret B.W. Graham                    Christopher J. Kelley, Secretary
Daniel K. Kingsbury                     John F. Cogan, Jr., President***
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

* Mr. Kingsbury became President and Chief Executive Officer of the Fund effective January 1, 2014. Mr. Mark D. Goodwin became Executive Vice President of the Fund effective January 28, 2014.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Fund effective January 1, 2014.

+ Effective January 28, 2014, Mr. Marc O. Mayer and Mr. Kenneth J. Taubes became Trustees of the Fund.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 97

                           This page for your notes.

98 Pioneer Bond Fund | Semiannual Report | 12/31/13

                           This page for your notes.

                             Pioneer Bond Fund | Semiannual Report | 12/31/13 99

                            This page for your notes.

100 Pioneer Bond Fund | Semiannual Report | 12/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 18633-08-0214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N\A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N\A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N\A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N\A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N\A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N\A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2014

* Print the name and title of each signing officer under his or her signature.